LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2000

[LOGO]

Kemper Horizon 20+ Portfolio
Kemper Horizon 10+ Portfolio
Kemper Horizon 5 Portfolio

KEMPER HORIZON FUND

                                  "... We understand that the recent trends of a
                                 momentum-driven market can make it difficult to
                                  stick to a rational, grounded investment plan.
                                    Against the backdrop of shorter-term ups and
                                      downs, we encourage shareholders to remain
                                   focused on the long term and committed to the
                                      merits of thoughtful diversification. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
TERMS TO KNOW
9
STATISTICS FOR HORIZON 20+ LARGEST HOLDINGS
10
STATISTICS FOR HORIZON 10+ LARGEST HOLDINGS
11
STATISTICS FOR HORIZON 5 LARGEST HOLDINGS
12
PORTFOLIOS OF INVESTMENTS 35
FINANCIAL STATEMENTS
38
FINANCIAL HIGHLIGHTS
44
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER HORIZON FUND TOTAL RETURNS*
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000 (UNADJUSTED FOR ANY SALES
 CHARGE)

                             CLASS A   CLASS B   CLASS C
 ............................................................
    HORIZON 20+               -2.13%    -2.53%    -2.60%
 ............................................................
    HORIZON 10+               -0.84%    -1.29%    -1.29%
 ............................................................
    HORIZON 5                 -0.42%    -0.84%    -0.90%
 ............................................................

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OR THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    1/31/00   7/31/99
 .........................................................
    HORIZON 20+ CLASS A              $12.47    $14.01
 .........................................................
    HORIZON 20+ CLASS B              $12.24    $13.72
 .........................................................
    HORIZON 20+ CLASS C              $12.22    $13.70
 .........................................................
    HORIZON 10+ CLASS A              $11.40    $12.79
 .........................................................
    HORIZON 10+ CLASS B              $11.39    $12.78
 .........................................................
    HORIZON 10+ CLASS C              $11.35    $12.73
 .........................................................
    HORIZON 5 CLASS A                $10.67    $11.31
 .........................................................
    HORIZON 5 CLASS B                $10.67    $11.31
 .........................................................
    HORIZON 5 CLASS C                $10.66    $11.30
 .........................................................

 KEMPER HORIZON FUND
 RANKINGS AS OF 1/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CATEGORIES**

                             CLASS A               CLASS B               CLASS C
 ...........................................................................................
    HORIZON 20+ 1-
    YEAR
                        #196 of 231 funds     #203 of 231 funds     #204 of 231 funds
 ...........................................................................................
    3-YEAR
                        #131 of 172 funds     #143 of 172 funds     #145 of 172 funds
 ...........................................................................................
    HORIZON 10+ 1-
    YEAR
                        #302 of 457 funds     #324 of 457 funds     #328 of 457 funds
 ...........................................................................................
    3-YEAR
                        #245 of 339 funds     #278 of 339 funds     #279 of 339 funds
 ...........................................................................................
    HORIZON 5 1-YEAR
                         #54 of 101 funds      #68 of 101 funds      #72 of 101 funds
 ...........................................................................................
    3-YEAR
                         #47 of 66 funds       #51 of 66 funds       #54 of 66 funds
 ...........................................................................................

**LIPPER ANALYTICAL SERVICES, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. THE PORTFOLIOS ARE COMPARED WITH THEIR RESPECTIVE LIPPER CATEGORIES AS FOLLOWS:
KEMPER HORIZON 20+, FLEXIBLE PORTFOLIO; KEMPER HORIZON 10+, BALANCED PORTFOLIO; AND KEMPER HORIZON 5, INCOME PORTFOLIO.

 DIVIDEND REVIEW

 DURING THE PERIOD ENDED JANUARY 31, 2000, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                                  LONG-   SHORT-
                                                  TERM     TERM
                          INCOME DIVIDEND        CAPITAL  CAPITAL
                     CLASS A   CLASS B  CLASS C   GAIN     GAIN
 .....................................................................
    HORIZON 20+
    PORTFOLIO        $0.13000  $0.0300    --      $1.01   $0.130
 .....................................................................
    HORIZON 10+
    PORTFOLIO        $0.1690   $0.1120  $0.1020  $0.672    $0.46
 .....................................................................
    HORIZON 5
    PORTFOLIO        $0.1875   $0.1504  $0.1432  $0.300    $0.10
 .....................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  SOURCE: Morningstar, Inc., Chicago, IL.
BOX] (312)696-6000. The Morningstar Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups. The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond's portfolio.
                           THE STYLE BOXES REPRESENT A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER HORIZON 5
                           PORTFOLIO AND KEMPER HORIZON 10+ PORTFOLIO IN THE
                           DOMESTIC HYBRID CATEGORY AND KEMPER HORIZON 20+
                           PORTFOLIO IN THE LARGE BLEND CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  With the potential Y2K crisis seemingly behind us, the main question hanging over the economy has been how much the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. The Fed began that process on Feb. 2. Fearing that "increases in demand" would foster "inflationary imbalances," the policymakers raised interest rates by a quarter of a percentage point (0.25%). Later, in his Feb. 17 Humphrey-Hawkins testimony before the House of Representatives, Fed Chairman Alan Greenspan made it clear that he was still concerned about the economy's imbalances. We thus expect a quarter-point rate hike at the March 21 Fed meeting, and another quarter-point increase in May.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system, we're more likely to see a slow winding down, thanks to persistent low inflation. Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, pre-Y2K fears were sufficient to show many investors that risks still exist in today's markets and remind them that they could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is

--------------------------------------------------------------------------------
 ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (1/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.70                   5.80                   4.70                   5.50
Prime rate (2)                                  8.50                   7.75                   7.75                   8.50
Inflation rate (3)*                             2.70                   2.00                   1.60                   1.70
The U.S. dollar (4)                             1.50                   -2.2                   -4.2                   9.40
Capital goods orders (5)*                      18.30                   -0.2                  10.60                   6.50
Industrial production (5)*                      5.00                   3.90                   2.40                   6.70
Employment growth (6)                           2.30                   2.40                   2.20                   2.80

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 12/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MARCH 1, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[TYMOCZKO PHOTO]

LEAD PORTFOLIO MANAGER ROBERT TYMOCZKO IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A MEMBER OF THE FIRM'S QUANTITATIVE GROUP. PORTFOLIO MANAGER SHAHRAM TAJBAKHSH, A SPECIALIST IN BOTH DOMESTIC AND INTERNATIONAL QUANTITATIVE RESEARCH, CONTRIBUTES EIGHT YEARS OF INVESTMENT INDUSTRY EXPERIENCE. AL GODUTI, A MEMBER OF THE FIRM'S GLOBAL BOND GROUP, OVERSEES THE FIXED-INCOME PORTIONS OF KEMPER HORIZON FUND. PORTFOLIO MANAGER JOSEPHINE CHU ALSO CONTRIBUTES TO THE MANAGEMENT OF THE FUND. THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS IN OFFICES WORLDWIDE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DURING THE SEMIANNUAL PERIOD, A NARROW, GROWTH-DRIVEN MARKET CREATED CHALLENGES FOR KEMPER HORIZON FUND. BELOW, THE PORTFOLIO MANAGEMENT TEAM DISCUSSES THE INVESTMENT ENVIRONMENT AND WHY THE FUND STRUGGLED. THE TEAM ALSO HIGHLIGHTS SOME IMPORTANT PRINCIPLES ABOUT THOUGHTFUL, LONG-TERM INVESTING.

Q BEFORE DISCUSSING THE PERFORMANCE OF THE PORTFOLIOS IN DETAIL, COULD YOU PROVIDE US WITH AN OVERVIEW OF THE MARKET ENVIRONMENT?

A During the past six months, the U.S. stock market was extremely narrow. By that, we mean that a small group of stocks performed well, while the majority of stocks struggled.

  Generally, the best-performing stocks were those of technology companies. During the final months of the year, enthusiasm about the Internet outweighed concerns about Y2K vulnerability. In particular, small, often-untested technology companies benefited from substantial cash flows and investor attention. Biotechnology stocks also moved ahead of the pack. When it came to these favored growth stocks, investors were willing to pay incredibly high prices. Meanwhile, they turned away from many fundamentally strong value-oriented stocks.

  Despite the exuberance with which investors have flocked to technology stocks, there has also been a high degree of anxiety in the markets. Legislative and regulatory uncertainty has put a damper on many health care stocks. (Because health care is a politicized issue, these companies come under pressure during election periods.) Investors have also been extremely preoccupied with the Federal Reserve's decision to raise interest rates.

  During the semiannual period, the international stock markets generally mirrored those of the United States. This similarity makes sense, given the globalization of the economy and the increasing interdependence among countries. Abroad, growth stocks also earned better returns than their value counterparts, with technology leading the way. Among international markets, Japan and Hong Kong offered particularly robust pockets of performance. By comparison, the European region was more muted.

Q     HOW DID THE KEMPER HORIZON FUND PORTFOLIOS PERFORM?

A For the six months ending January 31, 2000, Kemper Horizon 5 Portfolio earned -0.42 percent; Kemper Horizon 10+ Portfolio gained -0.84 percent;
and Kemper Horizon 20+ Portfolio returned -2.13 percent. (All returns are for Class A shares, unadjusted for sales charges.)

Q     HOW DID YOUR INVESTMENT STYLE FARE DURING THE SEMIANNUAL PERIOD?

A Our investment discipline favors stocks with reasonable valuations and stable price and earnings histories. We focus on the long term, seeking stocks with solid histories and compelling future prospects. Our discipline places a premium on demonstrated earnings, strong balance sheet data, and stable

PERFORMANCE UPDATE

                                                                                                           TOTAL RETURN%
                 INDEX                                          BENCHMARK FOR:                           (7/31/99-1/31/00)
    RUSSELL 2000 GROWTH                  SMALL-CAP GROWTH STOCKS                                               29.66%
 ..............................................................................................................................
    RUSSELL 1000 GROWTH                  LARGE-CAP GROWTH STOCKS                                               18.68
 ..............................................................................................................................
    RUSSELL 2000                         SMALL-CAP GROWTH AND VALUE STOCKS                                     12.25
 ..............................................................................................................................
    RUSSELL 1000                         LARGE-CAP GROWTH AND VALUE STOCKS                                      7.24
 ..............................................................................................................................
    RUSSELL 1000 VALUE                   LARGE-CAP VALUE STOCKS                                                -5.22
 ..............................................................................................................................
    RUSSELL 2000 VALUE                   SMALL-CAP VALUE STOCKS                                                -6.64
 ..............................................................................................................................
    MERRILL LYNCH 1-3 YEAR TREASURY      SHORT-TERM BONDS                                                       1.51
 ..............................................................................................................................
    MSCI EAFE                            INTERNATIONAL STOCKS, FROM DEVELOPED MARKETS                          11.19
 ..............................................................................................................................

AS THE TABLE ABOVE SHOWS, GROWTH STOCKS -- PARTICULARLY SMALL-CAP GROWTH STOCKS -- LED THE WAY. VALUE STOCKS, BOTH LARGE AND SMALL, FELL BEHIND. GIVEN HISTORICAL PATTERNS, THIS CURRENT DISPARITY BETWEEN GROWTH AND VALUE IS UNUSUALLY WIDE. OVERALL, INTERNATIONAL MARKETS POSTED QUITE RESPECTABLE GAINS. BONDS, INCLUDING SHORTER-TERM ISSUES, WERE GENERALLY SLUGGISH, HINDERED BY INTEREST-RATE INCREASES.

SOURCE: LIPPER ANALYTICAL SERVICES, INC. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INDICES ARE UNMANAGED POOLS OF ASSETS THAT ARE NOT AVAILABLE FOR DIRECT INVESTMENT, AND DO NOT REPRESENT THE PERFORMANCE OF ANY KEMPER FUND.

and reasonable stock-price patterns. We don't let the momentum of the market dictate our investment decisions, and instead use thoughtful analysis to select stocks.

  Unfortunately, our discipline was out of sync with the market during the semiannual period. As we mentioned earlier, investors flocked to growth stocks, particularly technology stocks. Many of these stocks were trading at incredibly lofty prices relative to their earnings, book values and revenues, which runs counter to our investment disciplines. And many top performers were not particularly stable, often displaying high levels of earnings variability and price volatility.

  We recognize that some shareholders may be concerned that the fund underperformed the benchmarks, in both absolute and relative terms. While never making light of shortfalls, we would emphasize that the past six months as well as the past two years has been an unusual time, given the longer-term patterns of the stock market. No one can predict what tomorrow's market will be like, but we do believe that ultimately, a rational approach is the best course for the long-term investor.

Q

      IN TERMS OF SECTOR EXPOSURE AND STOCKS, WHAT DIDN'T WORK OUT AS WELL AS ANTICIPATED?

A
      Telecommunications and technology stocks were among the top-performing groups during the period, and we had limited exposure to these areas. Our financial services exposure also limited performance. This group has faced uphill terrain since 1998. As we mentioned, these stocks tend to falter in rising-rate environments. While we pared back financials during the semiannual period, most any type of exposure to that group had a negative impact.

  Within the international portion of the portfolio, our exposure to Canadian and Italian companies also slowed gains. Also, as a result of its focus on developed nations, Kemper Horizon Fund did not participate in the recovery of several emerging markets.

Q

      WHY DO THE PORTFOLIOS HAVE DIFFERENT RETURNS? IS IT BECAUSE EACH HAS A DIFFERENT TIME HORIZON AND OBJECTIVE?

A
      Yes, because each portfolio has a different time horizon and risk tolerance, each has a different overall asset allocation and, consequently, varying returns.

  Kemper Horizon 5 Portfolio, the most conservative of the three, has the greatest amount in fixed-income securities and is designed for investors with a time horizon of at least five years. Kemper Horizon 20+ Portfolio holds less than a quarter of its assets in bonds. This choice is designed for those who have investment goals that are at least 20 years away. Kemper Horizon 10+ Portfolio, meanwhile, falls in between the other two choices. This portfolio is designed for investors with time horizons of at least a decade.

PERFORMANCE UPDATE

ASSET ALLOCATION IN ACTION
Typically, we allocate assets as shown below:

 KEMPER HORIZON 5 PORTFOLIO
[PIE CHART]

                                                                20% U.S. LARGE-CAP        12% FOREIGN         8% U.S. SMALL-CAP
                                          60% FIXED-INCOME            STOCKS                 STOCKS                 STOCKS
                                          ----------------      ------------------        -----------         -----------------
                                                 60                     20                     12                     8

 KEMPER HORIZON 10+ PORTFOLIO
[PIE CHART]

                                                                29% U.S. LARGE-CAP        18% FOREIGN         13% U.S. SMALL-CAP
                                          40% FIXED-INCOME            STOCKS                 STOCKS                 STOCKS
                                          ----------------      ------------------        -----------         ------------------

                                                 40                     29                     18                     13

 KEMPER HORIZON 20+ PORTFOLIO
[PIE CHART]

                                         39% U.S. LARGE-CAP        24% FOREIGN                                 17% U.S. SMALL-CAP
                                               STOCKS                STOCKS             20% FIXED-INCOME            STOCKS
                                         ------------------        -----------          ----------------       ------------------
                                                 39                     24                     20                     17

Q     THEORETICALLY, WHAT ARE THE BENEFITS OF DIVERSIFICATION?

A Diversification is a well-recognized technique for managing risk. Typically, different types of investments tend to shine (and fade) at different times. The goal of diversification is to offset the declines of one type of investment with the gains of other types.

Q IT'S BEEN SAID THAT "DIVERSIFICATION WORKS EVEN WHEN YOU DON'T WANT IT TO." WHAT DOES THAT MEAN?

A As we've noted, the theory of diversification is that if one type of investment declines, the performance of other investments may offset the losses.

  But diversification also tempers upside returns. For instance, as a result of diversification, a fund would be limited in its ability to participate fully in the top-performing investment group.

Q     HOW DO YOU SELECT STOCKS?

A We use proprietary, quantitative techniques to select stocks. We utilize sophisticated models that leverage more than a decade of testing, development and real-time implementations. These models synthesize the expertise and ideas of countless investment professionals across the Scudder Kemper Investments organization and allow us to thoroughly monitor thousands of stocks.

  Through quantitative modeling techniques, we are able to evaluate an exhaustive group of statistics, including earnings growth, price trends, balance sheet data and analyst expectations. In an unpredictable, emotion-driven market, we believe that a rational, research-driven approach offers an edge in managing long-term risk and reward parameters.

Q HOW WAS THE STOCK PORTION OF THE PORTFOLIO ALLOCATED BETWEEN GROWTH-STYLE AND VALUE-STYLE HOLDINGS?

A Both the domestic and international stock components are divided fairly equally between growth and value stocks. In the past, the stock components of the portfolio have had more pronounced value biases. During the semiannual period, our decision to bolster growth exposure has benefited overall exposure. Unfortunately, having any value exposure has proved difficult. Yet, we feel that these value stocks do offer meaningful long-term opportunity.

Q IN ADDITION TO STOCKS, EACH PORTFOLIO INCLUDES BONDS. PLEASE TELL US MORE ABOUT THIS SEGMENT OF THE PORTFOLIO.

A The fixed-income component is designed to provide income and relative stability. As the pie charts show, the most conservative option, Kemper
Horizon 5 Portfolio, holds the greatest percentage in bonds, while the more aggressive Kemper Horizon 20+ Portfolio holds the lowest percentage in bonds.

  U.S. Treasury bonds make up the bulk of the fixed-income exposure, approximately 80 percent, while federal agency issues make up the remainder. The durations of the portfolios were ranged from about 1.5 to 1.7 years. Simply put, duration is a measure of interest-rate sensitivity. The higher the duration, the greater the bond's sensitivity to

PERFORMANCE UPDATE


interest-rate increases. Typically, we target a duration of about two years for the portfolio, but in anticipation of additional rate hikes and tightening monetary policy, we felt that it was prudent to hold the duration a bit lower. If we see appropriate signals of interest-rate stabilization, we would extend the duration back out to the two-year mark.

Q     WHAT WORKED OUT WELL FOR THE FUND?

A Within the domestic stock allocation, we had less exposure to energy and health care, relative to our weighted benchmark (a combination of the
Russell 1000 and Russell 2000 indices). We also steered clear of Internet retailers, and this served us well in the final weeks of the semiannual period, when the market began to pull away from these speculative technology companies. Among our individual holdings, we garnered excellent gains from large-cap stocks, including Scientific-Atlanta, Linear Technology, Cisco Systems and Amgen, as well as from small-caps NBTY, Eastern Enterprises and MasTec.

  Overall, our exposure to international stocks benefited performance during the semiannual period. In particular, we reaped solid gains from stocks of firms headquartered in Japan, Hong Kong and Singapore. Companies from the Netherlands and Sweden were also represented in our international leaders list. Softbank, a Japanese-headquartered Internet-oriented business, earned particularly impressive returns. While most domestic Internet firms are frequently too richly priced for our discipline, we're finding more appropriately valued Internet exposure abroad.

Q     WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A We remain extremely cautious. We believe that there is a significant probability of additional interest-rate increases. Consider this: In order to ensure that there would be adequate cash supply, the Federal Reserve poured extra money out to banks in the final months of 1999. Now, in order to maintain the appropriate balance, the Fed will have to pare back the excess cash flow. What's more, the economy is continuing to expand at a brisk clip, and inflation -- in our view -- remains a real concern. Continued rate increases could have a considerable impact on the market.

  We are also concerned about the speculative nature of the market, particularly the technology stock market. We certainly do not dispute the innovative abilities of these companies, nor underplay the importance of the Internet. We do not dispute that these are exceptional companies. Rather, we are skeptical that at current prices, these companies represent exceptional stock opportunities.

  Despite these cautionary notes, we look forward to the future. The portfolios of Kemper Horizon Fund are well-structured relative to the broad markets, with stronger earnings characteristics and lower valuations. The portfolios are also nicely positioned to tap into the tremendous potential of the international economy and globalization trends.

  We understand that the recent trends of a momentum-driven market can make it difficult to stick to a rational, grounded investment plan. Against the backdrop of shorter-term ups and downs, we encourage shareholders to remain focused on the long term and committed to the merits of thoughtful diversification.

TERMS TO KNOW

GROWTH STOCK. Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

NARROW MARKET. A stock market environment in which only a few stocks perform strongly, while the majority struggle. In contrast, in a broad market, overall market gains are driven by a larger group of stocks.

VALUE STOCK. Value stocks are considered to be "bargain stocks" because they are perceived as undervalued and attractively priced relative to a measure of their true worth. Because their prices are already depressed, value stocks typically carry less risk of price declines than do growth stocks.

STATISTICS FOR 20+ PORTFOLIO

PORTFOLIO COMPOSITION*

    KEMPER HORIZON 20+ PORTFOLIO                ON 1/31/00      ON 7/31/99
    DOMESTIC AND FOREIGN STOCKS                     80%             78%
 ...............................................................................
    U.S. TREASURIES AND GOVERNMENT AGENCIES         20              20
 ...............................................................................
    CASH AND EQUIVALENTS                            --               2
-------------------------------------------------------------------------------
                                                   100%            100%

[PIE CHART] [PIE CHART]

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 9.8 PERCENT OF TOTAL COMMON STOCKS ON JANUARY 31, 2000

HOLDING                                                                           PERCENT
CITIGROUP                     Leading global financial-services provider.          2.7%
                              Operations include banking, investment,
                              credit-card and asset management services,
                              insurance programs and health care programs.
-----------------------------------------------------------------------------------------
CISCO SYSTEMS                 Large, comprehensive supplier of routing software    2.0%
                              and related systems that direct the flow of data
                              between networks, as well as the Internet.
-----------------------------------------------------------------------------------------
FREDDIE MAC                   Provides for the transfer of capital between         1.7%
                              mortgage lenders and mortgage security investors,
                              enabling mortgage lenders to provide a continuous
                              flow of funds to borrowers.
-----------------------------------------------------------------------------------------
WAL-MART                      Large, global retailer with operations in the        1.7%
                              United States, Asia and Latin America. Operates
                              Wal-Marts, Wal-Mart Supercenters and Sam's Clubs.
                              Sells branded merchandise under the Popular
                              Mechanics, Better Homes & Gardens and Sam's
                              American Choice labels.
-----------------------------------------------------------------------------------------
INTEL                         Engaged in the design, development, manufacture      1.7%
                              and sale of advanced microcomputer components,
                              such as integrated circuits and other related
                              products.
-----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

STATISTICS FOR 10+ PORTFOLIO

PORTFOLIO COMPOSITION*

    KEMPER HORIZON 10+ PORTFOLIO                ON 1/31/00      ON 7/31/99
    DOMESTIC AND FOREIGN STOCKS                     60%             60%
 ...............................................................................
    U.S. TREASURIES AND GOVERNMENT AGENCIES         40              38
 ...............................................................................
    CASH AND EQUIVALENTS                            --               2
-------------------------------------------------------------------------------
                                                   100%            100%

[PIE CHART] [PIE CHART]

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 10.1 PERCENT OF TOTAL COMMON STOCKS ON JANUARY 31, 2000

HOLDING                                                                           PERCENT
CITIGROUP                     Leading global financial-services provider.          2.6%
                              Operations include banking, investment,
                              credit-card and asset management services,
                              insurance programs and health care programs.
-----------------------------------------------------------------------------------------
CISCO SYSTEMS                 Large, comprehensive supplier of routing software    2.0%
                              and related systems that direct the flow of data
                              between networks, as well as the Internet.
-----------------------------------------------------------------------------------------
INTEL                         Engaged in the design, development, manufacture      1.9%
                              and sale of advanced microcomputer components,
                              such as integrated circuits and other related
                              products.
-----------------------------------------------------------------------------------------
MERCK & CO.                   A leading research-driven pharmaceutical products    1.8%
                              and services company. Discovers, develops,
                              manufactures and markets a broad range of products
                              for human and animal health.
-----------------------------------------------------------------------------------------
COMPAGNIE FINANCIERE          Headquartered in Switzerland, produces and           1.8%
RICHEMONT                     distributes tobacco products and luxury goods.
-----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

STATISTICS FOR 5 PORTFOLIO

PORTFOLIO COMPOSITION*

    KEMPER HORIZON 5 PORTFOLIO                  ON 1/31/00      ON 7/31/99
    DOMESTIC AND FOREIGN STOCKS                     40%             38%
 ...............................................................................
    U.S. TREASURIES AND GOVERNMENT AGENCIES         60              60
 ...............................................................................
    CASH AND EQUIVALENTS                            --               2
-------------------------------------------------------------------------------
                                                   100%            100%

[PIE CHART] [PIE CHART]

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 9.5 PERCENT OF TOTAL COMMON STOCKS ON JANUARY 31, 2000

HOLDING                                                                           PERCENT
CITIGROUP                     Leading global financial-services provider.          2.4%
                              Operations include banking, investment,
                              credit-card and asset management services,
                              insurance programs and health care programs.
-----------------------------------------------------------------------------------------
CISCO SYSTEMS                 Large, comprehensive supplier of routing software    1.9%
                              and related systems that direct the flow of data
                              between networks, as well as the Internet.
-----------------------------------------------------------------------------------------
COMPAGNIE FINANCIERE          Headquartered in Switzerland, produces and           1.8%
RICHEMONT                     distributes tobacco products and luxury goods.
-----------------------------------------------------------------------------------------
INTEL                         Engaged in the design, development, manufacture      1.7%
                              and sale of advanced microcomputer components,
                              such as integrated circuits and other related
                              products.
-----------------------------------------------------------------------------------------
WAL-MART                      Large, global retailer with operations in the        1.7%
                              United States, Asia and Latin America. Operates
                              Wal-Marts, Wal-Mart Supercenters and Sam's Clubs.
                              Sells branded merchandise under the Popular
                              Mechanics, Better Homes & Gardens and Sam's
                              American Choice labels.
-----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 20+, 10+ AND 5
Portfolio of Investments at January 31, 2000 (Unaudited)

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           PRINCIPAL
                                                          SECURITY NAME                     AMOUNT             VALUE

    REPURCHASE AGREEMENTS--0%, .1%, 0%
                                          Repurchase agreement with State Street Bank
                                          and Trust Company, dated 1/31/00, 5.68%, due
                                          2/1/2000**
                                          (Cost $164,000)                                         --                 --
-----------------------------------------------------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS--0%, .1%,
    0%
                                          Student Loan Marketing Association, 5.72%,
                                          02/01/2000***
                                          (Cost $1,399,778)                                       --                 --
-----------------------------------------------------------------------------------------------------------------------

    U.S. GOVERNMENT & AGENCIES--16.9%,
    34.9% AND 49.1%
                                          Federal Home Loan Mortgage Corp.
                                          6.50%, 10/17/2014                                $ 479,792        $   478,141
                                          U.S. Treasury Note, 5.375%, 02/15/2001             500,000            494,920
                                          U.S. Treasury Note, 5.500%, 12/31/2000           1,300,000          1,290,042
                                          U.S. Treasury Note, 6.250%, 02/28/2002           1,000,000            992,340
                                          U.S. Treasury Note, 6.250%, 04/30/2001             125,000            124,590
                                          U.S. Treasury Note, 6.500%, 05/31/2001           1,820,000          1,818,853
                                          U.S. Treasury Note, 6.625%, 07/31/2001           6,165,000          6,168,822
                                          U.S. Treasury Note, 7.875%, 11/15/2004             936,000            977,530
                                          U.S. Treasury Note, 8.000%, 05/15/2001           2,900,000          2,951,214
                                          U.S. Treasury Note, 8.500%, 02/15/2000           1,395,000          1,396,311
                                          U.S. Treasury Note, 8.500%, 11/15/2000           2,800,000          2,845,948
                                          U.S. Treasury Note, 8.750%, 08/15/2000                  --                 --
                                          U.S. Treasury Note, 8.875%, 05/15/2000                  --                 --
                                          U.S. Treasury Note, 6.125%, 12/31/2001                  --                 --
                                          -----------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT & AGENCIES
                                          (Cost $20,246,734, $45,299,052, $34,770,364)                       19,538,711
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MORTGAGE BACKED SECURITIES--3.4%,
    4.9% AND 11.0%
                                          Federal National Mortgage Association
                                          5.63%, 05/15/2004                                3,170,000          2,984,238
                                          Government National Mortgage Association
                                          Pass-thru 6.50% with various maturities to
                                          03/16/2014                                         975,000            971,646
                                          -----------------------------------------------------------------------------
                                          TOTAL MORTGAGE BACKED SECURITIES
                                          (Cost $4,094,122, $6,242,839, $7,752,673)                           3,955,884
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CORPORATE BONDS--0.0%
    DURABLES
                                          British Aerospace PLC, 7.45%, 11/30/2003
                                          (Cost $1,657)                                           --                 --
                                          -----------------------------------------------------------------------------

                                                                                       NUMBER OF
    COMMON STOCKS--79.7%, 59.0% AND 39.9%                                               SHARES               VALUE

    CONSUMER DISCRETIONARY--7.0%,
    6.0%, 3.8%
    APPAREL & SHOES--.3%,
    .3% AND .2%
                                          Brown Shoe Company, Inc.                           --                    --
                                          Genesco Inc.*                                      --                    --
                                          Jones Apparel Group, Inc.*                     16,022               352,484
                                          ---------------------------------------------------------------------------
                                                                                                              352,484

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             PRINCIPAL                                               PRINCIPAL
              AMOUNT                 VALUE                            AMOUNT                 VALUE

             $164,000             $   164,000                              --                      --
------------------------------------------------------------------------------------------------------------------
             1,400,000              1,399,778                              --                      --
------------------------------------------------------------------------------------------------------------------

              947,301                 944,042                        $508,963             $   507,212
              700,000                 692,888                              --                      --
              700,000                 694,638                              --                      --
             7,970,000              7,908,950                              --                      --
                   --                      --                              --                      --
             6,220,000              6,216,081                        7,885,000              7,880,032
             6,667,000              6,671,133                        7,220,000              7,224,476
             3,518,000              3,674,094                        2,785,000              2,908,571
             8,715,000              8,868,907                        3,090,000              3,144,570
              520,000                 520,489                              --                      --
             2,450,000              2,490,204                              --                      --
              500,000                 507,265                              --                      --
             4,300,000              4,334,916                        4,607,000              4,644,409
                   --                      --                        7,325,000              7,255,193
------------------------------------------------------------------------------------------------------------------
                                   43,523,607                                              33,564,463
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

             4,315,000              4,062,141                        5,915,000              5,568,381
             2,025,000              2,018,034                        2,000,000              1,993,120
------------------------------------------------------------------------------------------------------------------
                                    6,080,175                                               7,561,501
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                1,923                   3,045                              --                      --
------------------------------------------------------------------------------------------------------------------

             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                            SHARES                 VALUE

                   --                       --                           600                    6,225
                5,700                   49,875                         1,500                   13,125
               15,718                  345,796                         5,705                  125,510
------------------------------------------------------------------------------------------------------------------
                                       395,671                                                144,860

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES               VALUE

    DEPARTMENT AND CHAIN STORES--3.9%,
      3.6%
      AND 2.2%
                                          Ames Department Stores, Inc.*                   3,100            $   64,712
                                          Burlington Coat Factory Warehouse Corp.        31,200               329,550
                                          Dillard's, Inc.                                12,000               230,250
                                          Home Depot, Inc.                               19,000             1,075,875
                                          Kingfisher PLC                                 14,700               112,334
                                          Longs Drug Stores, Inc.                        11,400               245,100
                                          May Department Stores                           6,000               186,750
                                          Neiman Marcus Group, Inc.*                      5,700               139,294
                                          Pacific Sunwear of California Inc.*            13,900               408,313
                                          TJX Companies, Inc.                                --                    --
                                          W.H. Smith Group PLC                           15,300                80,336
                                          Wal-Mart Stores, Inc.                          29,200             1,598,700
                                          ---------------------------------------------------------------------------
                                                                                                            4,471,214

    HOME FURNISHINGS--.2%, .2% AND .1%
                                          Furniture Brands International Inc.            13,100               222,700
                                          Newell Rubbermaid, Inc.                            --                    --
                                          ---------------------------------------------------------------------------
                                                                                                              222,700

    RECREATIONAL PRODUCTS--.5%, .2%
      AND .2%
                                          Fairfield Communities, Inc.*                   16,500               187,687
                                          THQ, Inc.*                                      6,600               136,950
                                          Winnebago Industries                           11,400               225,863
                                          ---------------------------------------------------------------------------
                                                                                                              550,500

    RESTAURANTS--.4%, .5%
      AND .2%
                                          Applebee's International, Inc.                  3,400                85,212
                                          Ryan's Family Steak Houses, Inc.               42,700               381,631
                                          ---------------------------------------------------------------------------
                                                                                                              466,843

    SPECIALTY RETAIL--1.7%, 1.2% AND
      .9%
                                          AutoZone, Inc.*                                 9,200               241,500
                                          Avis Rent A Car, Inc.*                         20,500               435,625
                                          BJ's Wholesale Club Inc.*                          --                    --
                                          Central Garden & Pet Co.*                      10,500               108,609
                                          Douglas Holding AG                              1,100                36,447
                                          Family Dollar Stores Inc.                      30,000               481,875
                                          Herman Miller, Inc.                            11,300               246,481
                                          New Business Service, Inc.                     13,400               263,813
                                          The Finish Line, Inc. "A"*                     15,400                88,550
                                          Wet Seal, Inc. "A"*                            13,100               163,750
                                          ---------------------------------------------------------------------------
                                                                                                            2,066,650
---------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--
    3.5%, 2.7% AND 1.7%
    ALCOHOL & TOBACCO--1.8%, 1.7% AND
      .9%
                                          Imperial Tobacco Group PLC                     79,100               576,990
                                          Philip Morris Companies, Inc.                  19,350               405,141
                                          Seagram Co., Ltd.                                  --                    --
                                          SEITA                                           2,600               110,870
                                          UST, Inc.                                      24,000               550,500
                                          Universal Corp.                                19,000               388,313
                                          ---------------------------------------------------------------------------
                                                                                                            2,031,814

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                            SHARES                 VALUE
                1,900             $    39,662                           1,100             $    22,962
               25,800                 272,513                          12,300                 129,918
                9,000                 172,688                           4,000                  76,750
               21,600               1,223,100                           5,950                 336,919
               38,400                 293,445                           8,400                  64,191
               15,100                 324,650                           4,400                  94,600
                6,000                 186,750                           2,750                  85,594
                6,400                 156,400                           1,900                  46,431
               12,600                 370,125                           4,500                 132,188
               10,500                 171,281                              --                      --
                   --                      --                          14,000                  73,510
               22,800               1,248,300                           8,500                 465,375
------------------------------------------------------------------------------------------------------------------
                                    4,458,914                                               1,528,438
                   --                      --                           5,200                  88,400
                9,200                 276,000                              --                      --
------------------------------------------------------------------------------------------------------------------
                                      276,000                                                  88,400
               12,900                 146,737                           5,800                  65,975
                6,300                 130,725                           2,250                  46,688
                   --                      --                              --                      --
------------------------------------------------------------------------------------------------------------------
                                      277,462                                                 112,663
                2,300                  57,644                             500                  12,531
               55,600                 496,925                          12,200                 109,038
------------------------------------------------------------------------------------------------------------------
                                      554,569                                                 121,569
                7,000                 183,750                           2,300                  60,375
               12,300                 261,375                           5,900                 125,375
                   --                      --                             600                  21,000
               16,900                 174,809                           4,200                  43,443
                6,500                 215,371                             300                   9,940
               25,100                 403,169                           7,400                 118,862
                   --                      --                           3,600                  78,525
                   --                      --                           3,300                  64,969
               18,100                 104,075                           4,600                  26,450
               13,500                 168,750                           3,900                  48,750
------------------------------------------------------------------------------------------------------------------
                                    1,511,299                                                 597,689
------------------------------------------------------------------------------------------------------------------
               84,600                 617,109                          22,600                 164,854
               15,750                 329,766                           4,950                 103,641
                5,200                 301,925                              --                      --
                6,300                 268,648                             600                  25,586
               13,500                 309,656                           7,700                 176,619
               12,000                 245,250                           5,800                 118,538
------------------------------------------------------------------------------------------------------------------
                                    2,072,354                                                 589,238

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES               VALUE

    CONSUMER SPECIALTY--.6%, .1% AND
      .1%
                                          American Greeting Corp., "A"                   13,700            $  303,112
                                          Duane Reade Inc.*                              14,500               334,406
                                          ---------------------------------------------------------------------------
                                                                                                              637,518

    FOOD & BEVERAGE--.6%, .5% AND .5%
                                          Farmer Brothers Co.                               500                79,000
                                          Michael Foods, Inc.                            16,100               337,094
                                          Performance Food Group Co.*                     1,800                41,513
                                          SUPERVALU, Inc.                                 9,400               169,200
                                          Seaboard Corp.                                    700               129,675
                                          ---------------------------------------------------------------------------
                                                                                                              756,482

    PACKAGED GOODS/COSMETICS--
      .1%, .1% AND .0%
                                          Chattem, Inc.                                   3,400                66,300
                                          ---------------------------------------------------------------------------

    TEXTILES--.4%, .3% AND .2%
                                          VF Corp.                                       19,000               492,813
                                          ---------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    HEALTH--6.5%, 5.1% AND 3.1%
    BIOTECHNOLOGY--1.5%, 1.2% AND .7%
                                          Amgen, Inc.*                                   14,000               891,625
                                          Bio-Rad Laboratories, Inc. "A"*                11,000               253,687
                                          Biogen, Inc.*                                   7,400               638,250
                                          ---------------------------------------------------------------------------
                                                                                                            1,783,562

    HEALTH SERVICES--1.7%, 1.1% AND
      .7%
                                          Cardinal Health, Inc.                          16,812               803,824
                                          Hanger Orthopedic Group, Inc.*                 21,200                95,400
                                          Shared Medical Systems Corp.                   12,400               548,700
                                          US Oncology, Inc.*                             22,400               116,200
                                          Wellpoint Health Networks, Inc.*                5,800               394,400
                                          ---------------------------------------------------------------------------
                                                                                                            1,958,524

    HOSPITAL MANAGEMENT--.1%, .4% AND
      0%
                                          Trigon Healthcare, Inc.                            --                    --
                                          Universal Health Services, Inc.*                1,900                84,906
                                          ---------------------------------------------------------------------------
                                                                                                               84,906

    MEDICAL SUPPLY & SPECIALTY--1.2%,
      .9% AND .7%
                                          C.R. Bard, Inc.                                26,600             1,190,350
                                          NBTY Inc.*                                      9,500               134,188
                                          VISX, Inc.*                                     1,200                34,050
                                          ---------------------------------------------------------------------------
                                                                                                            1,358,588

    PHARMACEUTICALS--2.0%, 1.5% AND
      1.0%
                                          Advance Paradigm, Inc.*                         5,000                94,062
                                          Johnson & Johnson                               3,900               335,644
                                          Merck & Co., Inc.                              18,300             1,442,269
                                          Suzuken Co., LTD                               15,000               455,180
                                          ---------------------------------------------------------------------------
                                                                                                            2,327,155

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                            SHARES                 VALUE
                8,600             $   190,275                           3,800             $    84,075
                   --                      --                              --                      --
------------------------------------------------------------------------------------------------------------------
                                      190,275                                                  84,075
                   --                      --                           1,000                 158,000
               17,000                 355,938                           5,500                 115,156
                2,600                  59,963                             600                  13,838
                   --                      --                              --                      --
                  900                 166,725                             300                  55,575
------------------------------------------------------------------------------------------------------------------
                                      582,626                                                 342,569
                6,000                 117,000                           1,400                  27,300
------------------------------------------------------------------------------------------------------------------
               16,000                 415,000                           5,200                 134,875
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
               11,600                 738,775                           3,600                 229,275
                8,300                 191,419                           1,000                  23,062
                5,700                 491,625                           2,400                 207,000
------------------------------------------------------------------------------------------------------------------
                                    1,421,819                                                 459,337
               10,375                 496,055                           3,300                 157,781
               20,600                  92,700                           7,800                  35,100
                8,200                 362,850                           3,500                 154,875
               16,700                  86,631                           5,200                  26,975
                4,300                 292,400                           2,100                 142,800
------------------------------------------------------------------------------------------------------------------
                                    1,330,636                                                 517,531
                6,200                 188,712                              --                      --
                7,800                 348,562                             600                  26,813
------------------------------------------------------------------------------------------------------------------
                                      537,274                                                  26,813
               22,100                 988,975                           9,300                 416,175
               10,000                 141,250                           4,700                  66,388
                  900                  25,537                             300                   8,513
------------------------------------------------------------------------------------------------------------------
                                    1,155,762                                                 491,076
                2,600                  48,912                           1,600                  30,100
                   --                      --                             900                  77,456
               17,100               1,347,694                           4,300                 338,894
               14,900                 452,146                           6,600                 200,279
------------------------------------------------------------------------------------------------------------------
                                    1,848,752                                                 646,729

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES               VALUE

    COMMUNICATIONS--3.1%, 2.2% AND
    1.4%
    TELEPHONE/COMMUNICATIONS
                                          ADC Telecommunications, Inc.*                   2,500            $  164,844
                                          Alcatel Sel AG                                    222                33,929
                                          BCE, Inc.                                       9,700               987,230
                                          British Telecom PLC                            24,500               475,481
                                          MasTec, Inc.*                                   4,900               226,319
                                          Oki Electric Industry Company*                 52,000               294,778
                                          SBC Communications, Inc.                       11,559               498,482
                                          Telecom Italia SpA                             38,030               613,993
                                          Xircom, Inc.*                                   5,100               251,494
                                          ---------------------------------------------------------------------------
                                                                                                            3,546,550
---------------------------------------------------------------------------------------------------------------------

    FINANCIAL--17.0%, 12.8%
    AND 8.3%
    BANKS--5.8%, 4.8% AND 2.3%
                                          ABN AMRO Holding NV                            34,000               679,893
                                          Australia & New Zealand Banking Group Ltd.     66,400               445,916
                                          Bank of America Corp.                              --                    --
                                          Bank of Nova Scotia                            19,300               394,191
                                          Banque Nationale de Paris                       8,400               662,196
                                          Chase Manhattan Corp.                           8,300               667,631
                                          Christiania Bank og Kreditkasse                25,600               119,666
                                          Cullen\Frost Bankers, Inc.                      2,000                49,750
                                          Dah Sing Financial Group                       30,200               107,518
                                          Dime Bancorp., Inc.                                --                    --
                                          Dresdner Bank AG                                5,400               258,300
                                          FleetBoston Financial Corp.                    16,100               506,144
                                          Fuji Bank, Ltd.                                43,000               426,678
                                          Hang Seng Bank Ltd.                                --                    --
                                          Istituto Bancario San Paolo di Torino          12,100               143,463
                                          KeyCorp                                         2,600                54,600
                                          National Australia Bank Ltd.                   16,100               223,734
                                          National Bank of Canada                            --                    --
                                          PNC Bank Corp.                                  3,000               144,000
                                          Pacific Century Financial Corporation              --                    --
                                          Provident Financial Group                       5,500               171,875
                                          Sakura Bank, Ltd.                             160,000             1,012,752
                                          Societe Generale                                1,500               299,225
                                          The Mitsui Trust & Banking Co., Ltd.          158,000               339,738
                                          ---------------------------------------------------------------------------
                                                                                                            6,707,270

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                            SHARES                 VALUE
                2,000             $   131,875                             800             $    52,750
                  735                 112,333                             169                  25,829
                4,200                 427,461                           2,000                 203,553
               22,600                 438,607                              --                      --
                4,800                 221,700                           1,100                  50,806
               45,000                 255,096                          16,000                  90,701
               10,133                 436,986                           6,448                 278,070
               31,900                 515,024                          10,980                 177,272
                3,700                 182,456                           1,400                  69,038
------------------------------------------------------------------------------------------------------------------
                   --               2,721,538                              --                 948,019
------------------------------------------------------------------------------------------------------------------
               23,100                 461,927                           3,400                  67,989
               37,200                 249,820                              --                      --
               12,300                 595,781                              --                      --
                2,400                  49,019                           6,100                 124,588
                6,600                 520,297                           2,500                 197,082
                8,900                 715,894                           1,800                 144,787
                   --                      --                           6,100                  28,514
                1,600                  39,800                             600                  14,925
               16,000                  56,963                          13,500                  48,062
                   --                      --                           1,800                  25,425
                8,800                 420,933                           2,400                 114,800
               12,400                 389,825                             800                  25,150
               30,000                 297,682                          14,000                 138,918
               21,600                 210,295                           4,300                  41,864
                   --                      --                           3,600                  42,683
                3,400                  71,400                             800                  16,800
                7,100                  98,665                              --                      --
               14,500                 174,886                           2,000                  24,122
                2,100                 100,800                             900                  43,200
                8,800                 151,250                              --                      --
                   --                      --                              --                      --
              125,000                 791,213                          53,000                 335,474
                1,300                 259,328                              --                      --
              133,000                 285,982                          47,000                 101,061
------------------------------------------------------------------------------------------------------------------
                                    5,941,760                                               1,535,444

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES               VALUE

    INSURANCE--3.7%, 2.9%
      AND 2.4%
                                          AFLAC, Inc.                                        --            $       --
                                          AMBAC Financial Group, Inc.                    11,100               543,206
                                          AXA SA                                          5,100               637,833
                                          Aetna, Inc.                                    13,700               729,525
                                          Allamerica Financial Corp.                         --                    --
                                          American General Corp.                          2,400               147,450
                                          Fidelity National Financial, Inc.               5,500                68,750
                                          Hartford Financial Services Group, Inc.        10,000               381,250
                                          ING Groep N.V                                  11,035               552,466
                                          Jefferson Pilot Corp.                           6,150               361,312
                                          LandAmerica Financial Group, Inc.                  --                    --
                                          Progressive Corp.                                  --                    --
                                          Protective life Corp.                           8,500               236,406
                                          QBE Insurance Group Ltd.                        3,300                14,872
                                          Skandia Forsakrings AB                         11,300               299,819
                                          Stewart Information Services Corp.              5,200                68,575
                                          XL Capital Ltd. "A"                             4,941               222,963
                                          ---------------------------------------------------------------------------
                                                                                                            4,264,427

    BUSINESS FINANCE--.2%, .3%
      AND .1%
                                          Heller Financial Inc.                          11,100               231,019
                                          ---------------------------------------------------------------------------

    CONSUMER FINANCE--2.6%,
      1.9% AND 1.2%
                                          Associates First Capital Corp.                     --                    --
                                          Citigroup, Inc.                                42,600             2,446,837
                                          SLM Holding Corp.                              14,300               556,806
                                          ---------------------------------------------------------------------------
                                                                                                            3,003,643

    OTHER FINANCIAL COMPANIES--
      4.7%, 2.9% AND 2.3%
                                          Compagnie Financiere Richemont AG                 500             1,191,697
                                          Edwards (A.G.) Inc.                            15,400               510,125
                                          Federal Home Loan Mortgage Corp.               31,900             1,600,981
                                          Federal National Mortgage Association          19,500             1,168,781
                                          GreenPoint Financial Corp.                      8,000               158,500
                                          Legg Mason, Inc.                               16,700               615,813
                                          Man (ED&F) Group PLC                           29,700               195,772
                                          ---------------------------------------------------------------------------
                                                                                                            5,441,669

    REAL ESTATE--0%, .0% AND .0%
                                          Beni Stabili SpA*                              12,100                 4,414
                                          China Resources Enterprises Ltd.               27,800                44,842
                                          DBS Land Ltd.                                      --                    --
                                          ---------------------------------------------------------------------------
                                                                                                               49,256

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                           SHARES                  VALUE
                   --                       --                         2,200              $    95,562
                   --                       --                         2,600                  127,237
                3,800             $    475,248                         1,720                  215,112
                9,800                  521,850                         4,200                  223,650
                   --                       --                         2,800                  130,900
                4,500                  276,469                            --                       --
                7,340                   91,750                            --                       --
                   --                       --                         2,800                  106,750
               10,819                  541,652                         4,056                  203,063
                6,000                  352,500                         2,500                  146,875
                   --                       --                         1,500                   26,719
                2,500                  155,625                            --                       --
                5,200                  144,625                         3,000                   83,438
               58,300                  262,745                            --                       --
                9,400                  249,407                         5,200                  137,970
                6,400                   84,400                         4,400                   58,025
                9,882                  445,925                         1,830                   82,579
------------------------------------------------------------------------------------------------------------------
                                     3,602,196                                              1,637,880
               20,100                  418,331                         2,000                   41,625
------------------------------------------------------------------------------------------------------------------
                   --                       --                         1,466                   29,320
               32,900                1,889,694                        11,200                  643,300
               12,400                  482,825                         3,500                  136,281
------------------------------------------------------------------------------------------------------------------
                                     2,372,519                                                808,901
                  550                1,310,867                           200                  476,679
               11,600                  384,250                         3,400                  112,625
               19,500                  978,656                         8,800                  441,650
               12,300                  737,231                         4,700                  281,706
                   --                       --                         1,500                   29,718
                5,400                  199,125                         5,500                  202,813
                   --                       --                         4,800                   31,640
------------------------------------------------------------------------------------------------------------------
                                     3,610,129                                              1,576,831

                   --                       --                         3,600                    1,313
                   --                       --                        21,500                   34,680
               21,000                   32,327                            --                       --
------------------------------------------------------------------------------------------------------------------
                                        32,327                                                 35,993

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES               VALUE

    MEDIA--1.0%, .8% AND .5%
    CABLE TELEVISION--.1%
      AND .1%, 0%
                                          Granada Group plc                               9,800            $   97,531
                                          ---------------------------------------------------------------------------

    PRINT MEDIA--.9%, .7%
      AND .5%
                                          ---------------------------------------------------------------------------
                                          Softbank Corp.                                  1,000               977,381
                                          Valassis Communications, Inc.                   1,050                35,700
                                          ---------------------------------------------------------------------------
                                                                                                            1,013,081
---------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.5%, 3.9% AND
    2.6%
    EDP SERVICES--.9%, .7%
      AND .5%
                                          Affiliated Computer Services*                   4,000               159,000
                                          First Data Corp.                               18,900               927,281
                                          ---------------------------------------------------------------------------
                                                                                                            1,086,281

    INVESTMENT--2.5%, 1.6%
      AND 1.1%
                                          Bear Stearns Companies, Inc.                   14,332               591,195
                                          Morgan Stanley Dean Witter & Co.               16,000             1,060,000
                                          PaineWebber Group, Inc.                         5,800               222,938
                                          Raymond James Financial, Inc.                  50,700               963,300
                                          ---------------------------------------------------------------------------
                                                                                                            2,837,433

    MISCELLANEOUS COMMERCIAL--1.2%,
      .8% AND .5%
                                          Cap Gemini Sogeti SA                              900               189,665
                                          Convergys Corp.*                               16,500               484,687
                                          Hanson PLC                                     28,200               205,020
                                          Personnel Group of America, Inc.*              21,400               203,300
                                          US Foodservice Inc.*                           16,400               296,225
                                          ---------------------------------------------------------------------------
                                                                                                            1,378,897

    MISCELLANEOUS CONSUMER--.8%,
      .5% AND .5%
                                          Go2Net, Inc.*                                   2,600               209,300
                                          Profit Recovery Group International, Inc.*      4,700               127,488
                                          United Utilities PLC                           25,000               239,109
                                          Yahoo!, Inc.*                                   1,000               322,063
                                          ---------------------------------------------------------------------------
                                                                                                              897,960

    PRINTING/PUBLISHING--.1%,
      .3% AND .1%
                                          Deluxe Corp.                                       --                    --
                                          Mail-Well, Inc.*                               13,200               144,375
                                          ---------------------------------------------------------------------------
                                                                                                              144,375
---------------------------------------------------------------------------------------------------------------------

    DURABLES--4.5%, 3.1%
    AND 2.5%
    AEROSPACE--1.3%, .9%
      AND .7%
                                          AAR Corp.                                          --                    --
                                          Alliant Techsystems, Inc.*                      4,500               291,937
                                          Primex Technologies, Inc.                      28,000               598,500
                                          Teledyne Technologies Inc.*                        --                    --
                                          United Technologies Corp.                      12,500               661,719
                                          ---------------------------------------------------------------------------
                                                                                                            1,552,156

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                           SHARES                  VALUE
               14,000             $    139,329                            --              $        --
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                  800                  781,904                           300                  293,214
                  900                   30,600                           450                   15,300
------------------------------------------------------------------------------------------------------------------
                                       812,504                                                308,514
------------------------------------------------------------------------------------------------------------------
                6,700                  266,325                         1,200                   47,700
               13,400                  657,438                         5,800                  284,562
------------------------------------------------------------------------------------------------------------------
                                       923,763                                                332,262
               11,466                  472,973                         3,155                  130,143
               13,400                  887,750                         4,000                  265,000
                   --                       --                         2,500                   96,094
               31,700                  602,300                        12,800                  243,200
------------------------------------------------------------------------------------------------------------------
                                     1,963,023                                                734,437
                  800                  168,591                           500                  105,369
               17,400                  511,125                         4,000                  117,500
               13,800                  100,329                            --                       --
               18,300                  173,850                            --                       --
                   --                       --                         4,400                   79,475
------------------------------------------------------------------------------------------------------------------
                                       953,895                                                302,344
                1,800                  144,900                           800                   64,400
                3,700                  100,363                         1,200                   32,550
               18,700                  178,853                         9,200                   87,992
                  800                  257,650                           300                   96,619
------------------------------------------------------------------------------------------------------------------
                                       681,766                                                281,561
                8,500                  227,375                         1,500                   40,125
               11,000                  120,313                         4,300                   47,031
------------------------------------------------------------------------------------------------------------------
                                       347,688                                                 87,156
------------------------------------------------------------------------------------------------------------------
                6,500                  114,969                            --                       --
                3,000                  194,625                         1,700                  110,287
               19,800                  423,225                         9,900                  211,613
                   --                       --                           300                    2,775
                5,800                  307,038                         2,900                  153,519
------------------------------------------------------------------------------------------------------------------
                                     1,039,857                                                478,194

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES               VALUE

    AUTOMOBILES--1.5%, 1.0% AND .9%
                                          Borg-Warner Automotive Inc.                     3,900            $  131,137
                                          DaimlerChrysler, A.G.                              --                    --
                                          GKN PLC                                        70,200               878,967
                                          Honda Motor Co., Ltd.                           7,000               223,494
                                          Monaco Coach Corp.                              4,300                93,525
                                          Renault SA                                      7,100               371,305
                                          Tower Automotive, Inc.*                            --                    --
                                          ---------------------------------------------------------------------------
                                                                                                            1,698,428

    CONSTRUCTION/ AGRICULTURAL--.1%,
      0%, .1%
                                          Terex Corp.                                     6,400               145,600
                                          ---------------------------------------------------------------------------

    TELECOMMUNICATIONS
      EQUIPMENT--1.6%,
      1.2% AND .8%
                                          Advanced Fibre Communications, Inc.*            7,800               287,137
                                          LM Ericsson Telephone Co. "B"                   8,300               582,884
                                          Marconi PLC                                        --                    --
                                          Polycom, Inc.*                                  5,100               307,913
                                          Scientific-Atlanta, Inc.                        8,300               639,619
                                          ---------------------------------------------------------------------------
                                                                                                            1,817,553
---------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--9.4%,
    6.0% AND 4.9%
    CHEMICALS--2.8%, 1.7% AND 1.5%
                                          Akzo Nobel NV                                   6,000               247,647
                                          BASF AG                                        30,800             1,310,401
                                          BOC Group PLC                                  66,000             1,416,041
                                          Compania Espanola de Petroleos, S.A.               --                    --
                                          Dow Chemical Co.                                   --                    --
                                          Kyowa Hakko Kogyp                                  --                    --
                                          Praxair, Inc.                                   6,500               263,656
                                          Rohm & Haas Co.                                    --                    --
                                          Valhi, Inc.                                        --                    --
                                          ---------------------------------------------------------------------------
                                                                                                            3,237,745

    CONTAINERS & PAPER--.8%, .4% AND
      .4%
                                          FPB Holding AG                                  3,868               581,704
                                          UPM-Kymmene Oyj                                15,100               561,125
                                          ---------------------------------------------------------------------------
                                                                                                            1,142,829

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                           SHARES                  VALUE
                   --             $         --                         1,200              $    40,350
                1,247                   82,068                            --                       --
               56,300                  704,927                        22,600                  282,972
                6,000                  191,567                         2,000                   63,856
                   --                       --                         1,700                   36,975
                4,100                  214,416                         3,100                  162,119
                5,400                   77,625                         1,600                   23,000
------------------------------------------------------------------------------------------------------------------
                                     1,270,603                                                609,272
                   --                       --                         2,300                   52,325
------------------------------------------------------------------------------------------------------------------
                5,400                  198,788                         2,300                   84,668
                6,400                  449,452                         2,300                  161,522
               14,200                  209,112                            --                       --
                3,800                  229,425                         1,700                  102,638
                5,700                  439,256                         2,600                  200,363
------------------------------------------------------------------------------------------------------------------
                                     1,526,033                                                549,191
------------------------------------------------------------------------------------------------------------------
                3,000                  123,823                         1,700                   70,167
               17,300                  736,037                         8,500                  361,637
               26,000                  557,834                        21,500                  461,286
                   --                       --                         5,400                   47,678
                  500                   58,250                            --                       --
               14,000                  146,607                            --                       --
                4,400                  178,475                         1,800                   73,013
                5,200                  219,700                            --                       --
               11,600                  131,950                            --                       --
------------------------------------------------------------------------------------------------------------------
                                     2,152,676                                              1,013,781
                1,277                  192,046                           652                   98,053
                8,800                  327,013                         4,800                  178,371
------------------------------------------------------------------------------------------------------------------
                                       519,059                                                276,424

    The accompanying notes are an integral part of the financial statements.  25

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                       SHARES                VALUE

    DIVERSIFIED MANUFACTURING--2.3%,
      1.1% AND 1.1%
                                          Briggs & Stratton Corp.                        5,600             $  248,500
                                          Cooper Industries, Inc.                       11,100                425,962
                                          Hillenbrand Industries, Inc.                   7,000                238,000
                                          Honeywell International, Inc.                  9,300                446,400
                                          Man AG                                        11,500                379,368
                                          Matthews International Corp.                  10,300                239,475
                                          Pentair, Inc.                                     --                     --
                                          Sulzer Brothers Ltd. (Registered)              1,000                673,384
                                          Water Pik Technologies, Inc.*                     --                     --
                                          Williams, PLC                                     --                     --
                                          ---------------------------------------------------------------------------
                                                                                                            2,651,089

    ELECTRICAL PRODUCTS--.7%, .4% AND
      .4%
                                          American Power Conversion Corp.*                  --                     --
                                          Blount International, Inc.                        --                     --
                                          General Electric Co.                           1,600                213,400
                                          SLI, Inc.*                                    20,700                243,225
                                          Scana Corp.                                       --                     --
                                          Taiyo Yuden Co., Ltd.                          6,000                297,682
                                          ---------------------------------------------------------------------------
                                                                                                              754,307

    INDUSTRIAL SPECIALTY--.9%, .7% AND
      .4%
                                          British Aerospace PLC                             --                     --
                                          Carlisle Companies Inc.                        5,200                168,025
                                          Fleetwood Enterprises, Inc.                       --                     --
                                          QUALCOMM Inc.*                                 4,200                533,400
                                          Sherwin-Williams Co.                          10,400                183,300
                                          Teleflex Incorporated                             --                     --
                                          Westinghouse Air Brake Co.                    11,187                124,455
                                          ---------------------------------------------------------------------------
                                                                                                            1,009,180

    MACHINERY/ COMPONENTS--1.8%, 1.7%
      AND 1.1%
                                          Columbus McKinnon Corp.                           --                     --
                                          Gleason Corp.                                     --                     --
                                          Illinois Tool Works, Inc.                     13,495                789,457
                                          Ingersoll-Rand Co.                            14,900                701,231
                                          Intermet Corp.                                 3,900                 44,362
                                          Lincoln Electric Holdings, Inc.                   --                     --
                                          Mueller Industries, Inc.*                         --                     --
                                          Okuma Corp.                                   78,000                257,749
                                          Reliance Steel & Aluminum Co.                 15,600                323,700
                                          Rolls-Royce PLC                                   --                     --
                                          ---------------------------------------------------------------------------
                                                                                                            2,116,499

 26 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


           HORIZON 10+ PORTFOLIO                                                   HORIZON 5 PORTFOLIO
             NUMBER OF                                                  NUMBER OF
             SHARES                 VALUE                               SHARES                VALUE
               6,700              $  297,312                              1,700              $ 75,437
                  --                      --                              2,600                99,775
                  --                      --                                 --                    --
               6,300                 302,400                              2,600               124,800
               4,900                 161,644                              3,400               112,161
                  --                      --                              5,500               127,875
               4,500                 150,750                              1,100                36,850
                 600                 404,031                                300               202,015
                  --                      --                                105                   893
               9,200                  36,787                                 --                    --
------------------------------------------------------------------------------------------------------------------
                                   1,352,924                                                  779,806
               2,400                  66,225                                 --                    --
                   1                      15                                 --                    --
                  --                      --                                 --                    --
              18,900                 222,075                              6,100                71,675
                  --                      --                              3,400                92,438
               4,000                 198,455                              2,000                99,227
------------------------------------------------------------------------------------------------------------------
                                     486,770                                                  263,340
               6,089                  32,537                                 --                    --
                  --                      --                              2,000                64,625
               2,300                  37,519                                 --                    --
               3,600                 457,200                              1,200               152,400
               6,600                 116,325                                 --                    --
               4,200                 133,350                                 --                    --
               9,042                 100,592                              1,980                22,028
------------------------------------------------------------------------------------------------------------------
                                     877,523                                                  239,053
                  --                      --                              2,400                32,700
               6,200                 141,825                                 --                    --
               7,030                 411,255                              3,878               226,863
              10,200                 480,037                              4,600               216,488
               2,900                  32,988                              1,300                14,788
              11,800                 230,837                                 --                    --
               1,500                  49,406                                 --                    --
              87,000                 287,490                             35,000               115,657
              18,600                 385,950                              4,500                93,375
              37,900                 127,667                             21,100                71,076
------------------------------------------------------------------------------------------------------------------
                                   2,147,455                                                  770,947

    The accompanying notes are an integral part of the financial statements.  27

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                       SHARES                VALUE

    TECHNOLOGY--11.8%, 8.5% AND 5.9%
    COMPUTER SOFTWARE--4.9%,
    3.4% AND 2.5%
                                          America Online, Inc.*                         12,700             $  723,106
                                          Ancor Communications, Inc.*                    3,700                139,212
                                          Broadvision, Inc.*                             3,300                420,131
                                          Exodus Communications, Inc.*                   1,800                206,775
                                          MicroStrategy Inc.*                            3,400                472,175
                                          Microsoft Corp.*                              15,300              1,497,488
                                          Oracle Corp.*                                  6,800                339,681
                                          Reynolds and Reynolds Company                 33,400                738,975
                                          Synopsys Ltd.*                                 8,700                401,831
                                          Verity, Inc.*                                  3,400                115,600
                                          VerticalNet, Inc.*                             2,500                595,625
                                          ---------------------------------------------------------------------------
                                                                                                            5,650,599

    DIVERSE ELECTRONIC PRODUCTS--.5%,
      .4% AND .3%
                                          Dell Computer Corp.*                          11,700                449,719
                                          InterVU Inc.*                                  2,000                185,000
                                          ---------------------------------------------------------------------------
                                                                                                              634,719

    ELECTRONIC COMPONENTS--3.1%, 2.4%
      AND 1.6%
                                          Benchmark Electronics, Inc.*
                                          Cisco Systems, Inc.*                          17,200              1,883,400
                                          Koninklijke (Royal) Philips Electronics NV     5,808                848,100
                                          SCI Systems, Inc.*                             6,700                482,400
                                          Technitrol, Inc.                               9,100                383,338
                                          ---------------------------------------------------------------------------
                                                                                                            3,597,238

    MILITARY ELECTRONICS--.8%, .3% AND
      .3%
                                          Computer Sciences Corp.*                       2,500                229,688
                                          General Dynamics Corp.                        14,400                678,600
                                          ---------------------------------------------------------------------------
                                                                                                              908,288

    SEMICONDUCTORS--2.5%, 2.0% AND
      1.2%
                                          Alpha Industries*                              4,200                351,750
                                          Intel Corp.                                   16,100              1,592,894
                                          Linear Technology Corp.                        1,900                179,906
                                          Transwitch Corp.*                              2,700                134,156
                                          Triquint Semiconductor, Inc.*                  4,100                626,403
                                          ---------------------------------------------------------------------------
                                                                                                            2,885,109
---------------------------------------------------------------------------------------------------------------------

    ENERGY--2.1%, 2.0% AND 1.3%
    OIL & GAS PRODUCTION--0.9%, .6%
      AND .6%
                                          Cabot Oil & Gas Corp. "A"                     23,300                343,675
                                          Coastal Corp.                                     --                     --
                                          Repsol SA                                     24,000                450,584
                                          Tosco Corporation                              9,400                241,463
                                          ---------------------------------------------------------------------------
                                                                                                            1,035,722

 28 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


           HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
             SHARES                 VALUE                             SHARES                 VALUE
               9,900              $  563,681                            3,600              $  204,975
               2,900                 109,113                            1,000                  37,625
               2,700                 343,744                            1,100                 140,043
               1,200                 137,850                              500                  57,437
               2,600                 361,075                            1,000                 138,875
              11,600               1,135,350                            4,500                 440,438
               6,600                 329,691                            2,200                 109,897
              14,100                 311,962                            8,400                 185,850
               5,800                 267,887                            2,700                 124,706
               3,300                 112,200                            1,200                  40,800
               2,000                 476,500                              800                 190,600
------------------------------------------------------------------------------------------------------------------
                                   4,149,053                                                1,671,246
               9,400                 361,312                            3,300                 126,843
               1,700                 157,250                              600                  55,500
------------------------------------------------------------------------------------------------------------------
                                     518,562                                                  182,343
                  --                      --                              400                  10,075
              13,700               1,500,150                            4,700                 514,650
               5,500                 803,125                            2,060                 300,807
               5,400                 388,800                            2,500                 180,000
               5,700                 240,113                            2,700                 113,738
------------------------------------------------------------------------------------------------------------------
                                   2,932,188                                                1,119,270
               2,000                 183,750                              800                  73,500
               4,000                 188,500                            3,800                 179,075
------------------------------------------------------------------------------------------------------------------
                                     372,250                                                  252,575
               3,300                 276,375                            1,200                 100,500
              14,100               1,395,019                            4,800                 474,900
               1,500                 142,031                              600                  56,813
               2,700                 134,156                               --                      --
               3,600                 550,012                            1,200                 183,338
------------------------------------------------------------------------------------------------------------------
                                   2,497,593                                                  815,551
------------------------------------------------------------------------------------------------------------------
                  --                      --                            7,600                 112,100
               5,800                 213,875                               --                      --
              28,340                 532,065                            7,690                 144,375
                  --                      --                            4,700                 120,731
------------------------------------------------------------------------------------------------------------------
                                     745,940                                                  377,206

    The accompanying notes are an integral part of the financial statements.  29

PORTFOLIO OF INVESTMENTS

                                                                                           HORIZON 20+ PORTFOLIO
                                                                                       NUMBER OF
                                                                                        SHARES               VALUE

    OIL COMPANIES--1.0%, 1.1%, AND .6%
                                          Ashland Inc.                                       --            $       --
                                          ENI SpA                                       131,400               617,056
                                          Elf Aquitaine SA                                   --                    --
                                          Total Fina S.A. "B"                             3,900               481,322
                                          ---------------------------------------------------------------------------
                                                                                                            1,098,378

    OIL/GAS TRANSMISSION--.2%, .3%,
      AND .1%
                                          Questar Corp.                                  15,400               235,813
                                          ---------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--.3%, .3%, AND
    .2%
    STEEL & METALS
                                          Alcan Aluminum Ltd.                                --                    --
                                          Allegheny Teledyne, Inc.                           --                    --
                                          AMCOL International Corp.                       3,300                46,612
                                          Nucor Corp.                                     6,200               308,450
                                          ---------------------------------------------------------------------------
                                                                                                              355,062
---------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--3.1%, 1.6%, AND 1.5%
    BUILDING MATERIALS--2.3%, .9%, AND
      1.1%
                                          Blue Circle Industries PLC                         --                    --
                                          Centex Construction Products, Inc.             10,200               330,225
                                          Elcor Corp.                                     2,475                83,067
                                          Fletcher Challenge Building Corp.             130,600               149,784
                                          Florida Rock Industries, Inc.                  10,200               341,700
                                          Grupo Dragados, S.A.                           14,100               111,770
                                          LaFarge Corp.                                  14,300               344,988
                                          Sumitomo Osaka Cement Co., Ltd.               157,000               203,137
                                          Taiheiyo Cement Corp.                         228,000               445,686
                                          Vulcan Materials Co.                           14,300               605,069
                                          ---------------------------------------------------------------------------
                                                                                                            2,615,426

    BUILDING PRODUCTS--.5%, .4%, AND
      .2%
                                          Genlyte Group, Inc.*                           23,400               462,150
                                          Nortek, Inc.*                                   6,800               142,800
                                          ---------------------------------------------------------------------------
                                                                                                              604,950

    HOMEBUILDING--.3%, .3%, AND .2%
                                          Del Webb Corp.*                                 3,100                56,575
                                          NVR Inc.                                        2,000                90,500
                                          Pulte Corp.                                        --                    --
                                          Standard Pacific Corp.                         25,200               234,675
                                          ---------------------------------------------------------------------------
                                                                                                              381,750

 30 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


           HORIZON 10+ PORTFOLIO                                                   HORIZON 5 PORTFOLIO
             NUMBER OF                                                  NUMBER OF
              SHARES                VALUE                               SHARES                VALUE
                4,800             $  156,300                              2,500              $ 81,406
              146,000                685,618                             36,200               169,996
                3,100                454,174                                200                29,302
                   --                     --                              1,159               143,039
------------------------------------------------------------------------------------------------------------------
                                   1,296,092                                                  423,743
               27,200                416,500                              4,200                64,313
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                3,800                147,083                                 --                    --
                   --                     --                              1,050                21,919
                2,550                 36,019                                900                12,712
                2,800                139,300                              1,600                79,600
------------------------------------------------------------------------------------------------------------------
                                     322,402                                                  114,231
------------------------------------------------------------------------------------------------------------------
               12,100                 81,127                                 --                    --
                4,500                145,688                              3,200               103,600
                1,950                 65,447                                825                27,689
                   --                     --                             19,300                22,135
                4,100                137,350                              2,000                67,000
               17,100                135,551                              2,100                16,647
               11,400                275,025                              5,800               139,925
               53,000                 68,575                                 --                    --
              124,000                242,390                             42,000                82,100
                   --                     --                              6,500               275,031
------------------------------------------------------------------------------------------------------------------
                                   1,151,153                                                  734,127
               24,100                475,975                              7,600               150,100
                   --                     --                              1,300                27,300
------------------------------------------------------------------------------------------------------------------
                                     475,975                                                  177,400
                2,200                 40,150                                900                16,425
                   --                     --                              1,300                58,825
                1,900                 33,131                                 --                    --
               27,900                259,819                              7,100                66,119
------------------------------------------------------------------------------------------------------------------
                                     333,100                                                  141,369

    The accompanying notes are an integral part of the financial statements.  31

PORTFOLIO OF INVESTMENTS

                                                                                         HORIZON 20+ PORTFOLIO
                                                                                    NUMBER OF
                                                                                     SHARES                VALUE

    TRANSPORTATION--.8%, .7%, .4%
    AIR FREIGHT--.0%, .0%, .1%
                                          FedEx Corp.*                                    --            $         --
                                          --------------------------------------------------------------------------

    AIRLINES--.0%, .0%, .0%
                                          Air New Zealand Ltd. "B"                        --                      --
                                          --------------------------------------------------------------------------

    MARINE TRANSPORTATION--.2%, .2%,
      .1%
                                          Newport News Shipbuilding, Inc.              9,200                 232,300
                                          --------------------------------------------------------------------------

    RAILROADS--.4%, .5%, .2%
                                          Railtrack Group PLC                             --                      --
                                          Tranz Rail Holdings                             --                      --
                                          Trinity Industries, Inc.                    20,100                 469,838
                                          --------------------------------------------------------------------------
                                                                                                             469,838

    TRUCKING--.2%, .0%, .0%
                                          Roadway Express, Inc.                        6,000                 138,000
                                          U.S. Xpress Enterprises, Inc."A"*           11,400                  74,100
                                          --------------------------------------------------------------------------
                                                                                                             212,100
--------------------------------------------------------------------------------------------------------------------

    UTILITIES--4.1%, 3.3%, 1.8%
    ELECTRIC UTILITIES--4.1%, 3.1%,
      1.8%
                                          AES Corp.*                                   6,400                 512,800
                                          Black Hills Corp.                            8,700                 208,256
                                          Calpine Corporation*                         5,400                 394,875
                                          Chugoku Electric Power Co., Inc.            64,400                 869,217
                                          Electrabel NPV                                 300                  80,773
                                          Empire District Electric Company            19,300                 420,981
                                          Endesa S.A.                                  7,900                 145,635
                                          Hokuriku Power Co.                              --                      --
                                          Kyushu Electric Power Co.                   62,200                 825,049
                                          Northwestern Corp.                              --                      --
                                          Scottish Power PLC*                         54,000                 376,015
                                          Shikoku Electric Power Co., Inc.            34,100                 460,253
                                          TNP Enterprises, Inc.                           --                      --
                                          Texas Utilities Co., Inc.                   13,000                 459,875
                                          Tohoku Electric Power Co., Inc.                 --                      --
                                          WPS Resources Corp.                             --                      --
                                          --------------------------------------------------------------------------
                                                                                                           4,753,729

    WATER SUPPLY--.0%, .2%, .0%
                                          Suez Lyonnaise des Eaux SA                      --                      --
                                          Thames Water PLC                                --                      --
                                          Yorkshire Water Ord                          7,200                  31,233
                                          --------------------------------------------------------------------------
                                                                                                              31,233
                                          --------------------------------------------------------------------------
                                          TOTAL COMMON STOCK
                                          (Cost $89,277,417, $73,157,688, $26,766,998)                    92,155,085
                                          --------------------------------------------------------------------------
                                          TOTAL INVESTMENT
                                          (Cost $113,618,273, $126,265,014, $69,290,035)(a)             $115,649,680
                                          --------------------------------------------------------------------------

 32 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                 HORIZON 5 PORTFOLIO
             NUMBER OF                                               NUMBER OF
              SHARES                 VALUE                           SHARES                  VALUE
                   --             $         --                         1,200              $    47,475
------------------------------------------------------------------------------------------------------------------

               44,900                   52,161                         5,300                    6,157
------------------------------------------------------------------------------------------------------------------
                7,300                  184,325                         3,100                   78,275
------------------------------------------------------------------------------------------------------------------
                8,100                  100,634                            --                       --
               46,000                   79,363                            --                       --
               16,200                  378,675                         5,500                  128,563
------------------------------------------------------------------------------------------------------------------
                   --                  558,672                            --                  128,563
                   --                       --                         1,200                   27,600
                6,100                   39,650                            --                       --
------------------------------------------------------------------------------------------------------------------
                   --                   39,650                            --                   27,600
------------------------------------------------------------------------------------------------------------------
                6,800                  544,850                         2,300                  184,287
               14,600                  349,488                         2,400                   57,450
                3,500                  255,938                         1,500                  109,687
               51,600                  696,453                        15,700                  211,905
                1,200                  323,093                           500                  134,622
                5,200                  113,425                         2,100                   45,806
                   --                       --                            --                       --
                4,000                   54,212                            --                       --
               12,800                  169,785                            --                       --
               14,200                  314,175                            --                       --
               34,600                  240,928                            --                       --
                6,500                   87,732                        16,100                  217,304
                   --                       --                           200                    8,250
                7,400                  261,775                         5,000                  176,875
               31,000                  412,064                            --                       --
                   --                       --                         2,600                   65,813
------------------------------------------------------------------------------------------------------------------
                                     3,823,918                                              1,211,999
                1,100                  157,423                            --                       --
                4,000                   48,597                            --                       --
               20,000                   86,758                            --                       --
------------------------------------------------------------------------------------------------------------------
                                       292,778
------------------------------------------------------------------------------------------------------------------
                                    73,201,393                                             27,149,905
------------------------------------------------------------------------------------------------------------------
                                  $124,371,998                                            $68,275,869
------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  33

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security

 ** Repurchase agreement is fully collateralized by the U.S. Treasury or Government securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) Based on the cost of investments for federal income tax purposes at January 31, 2000, the unrealized appreciation on investments is as follows:

                                                                    HORIZON 20+     HORIZON 10+    HORIZON 5+
    --------------------------------------------------------------------------------------------------------------
    Cost of investments for federal income tax purposes             $113,618,273   126,265,014    69,290,035
    --------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation                                     14,033,180     9,751,603     3,720,089
    --------------------------------------------------------------------------------------------------------------
    Gross unrealized depreciation                                     12,001,773    11,644,619     4,734,255
    --------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation)                         2,031,407    (1,893,016)   (1,014,166)
    --------------------------------------------------------------------------------------------------------------

 34 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
Six Months ended January 31, 2000 (Unaudited)

                                                                                     KEMPER HORIZON FUND
                                                                -------------------------------------------------------------
                                                                20+ PORTFOLIO            10+ PORTFOLIO            5 PORTFOLIO
ASSETS
Investments in securities, at value
(Cost $113,618,273, $126,265,014, $69,290,035)                  $115,649,680              124,371,998             68,275,869
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                      --                       --                227,016
-----------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value (Cost $31,563, $9,918, $5,822)             31,253                    9,651                  5,810
-----------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                    1,603,501                       --                418,019
-----------------------------------------------------------------------------------------------------------------------------
Dividends receivable                                                 144,686                   87,152                 27,828
-----------------------------------------------------------------------------------------------------------------------------
Interest receivable                                                  285,817                  747,377                401,403
-----------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                      299,757                  177,558                229,133
-----------------------------------------------------------------------------------------------------------------------------
Foreign taxes recoverable                                             23,459                    8,449                  4,739
-----------------------------------------------------------------------------------------------------------------------------
Other assets                                                           4,790                       --                  2,091
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     118,042,943              125,402,185             69,591,908
-----------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                930,013                   14,076                     --
-----------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   2,012,096                1,188,186                566,276
-----------------------------------------------------------------------------------------------------------------------------
Accrued management fee                                                62,376                   63,665                 65,046
-----------------------------------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                  290,461                  250,342                160,716
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                  3,294,946                1,516,269                792,038
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $114,747,997              123,885,916             68,799,870
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   (127,101)                 239,639                 17,567
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
 Investments                                                       2,031,407               (1,893,016)            (1,014,166)
-----------------------------------------------------------------------------------------------------------------------------
 Foreign currency related transactions                                (4,767)                     940                   (286)
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               4,487,830                4,367,660              1,392,109
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                  108,360,628              121,170,693             68,404,646
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $114,747,997              123,885,916             68,799,870
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS VALUE AND OFFERING PRICE
CLASS A SHARES
 Net Assets applicable to shares outstanding                    $ 53,816,527               65,210,968             41,819,074
-----------------------------------------------------------------------------------------------------------------------------
 Outstanding shares of beneficial interest, $.01 par value,
 unlimited number of shares authorized                             4,317,045                5,722,574              3,918,296
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, offering and redemption price per share       $      12.47                    11.40                  10.67
-----------------------------------------------------------------------------------------------------------------------------
 Maximum offering price per share
 (100/94.25 of net asset value)                                 $      13.23                    12.10                  11.32
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
 Net Assets applicable to shares outstanding                    $ 49,201,742               45,986,265             21,893,407
-----------------------------------------------------------------------------------------------------------------------------
 Outstanding shares of beneficial interest, $.01 par value,
 unlimited number of shares authorized                             4,021,172                4,037,709              2,051,485
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, offering and redemption price per share
 (subject to contingent deferred sales charge)                  $      12.24                    11.39                  10.67
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
 Net Assets applicable to shares outstanding                    $ 11,200,648               12,522,304              4,919,315
-----------------------------------------------------------------------------------------------------------------------------
 Outstanding shares of beneficial interest, $.01 par value,
 unlimited number of shares authorized                               916,290                1,103,586                461,395
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, offering and redemption price per share
 (subject to contingent deferred sales charge)                  $      12.22                    11.35                  10.66
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
 Net Assets applicable to shares outstanding                    $    529,080                  166,379                168,074
-----------------------------------------------------------------------------------------------------------------------------
 Outstanding shares of beneficial interest, $.01 par value,
 unlimited number of shares authorized                                42,284                   14,642                 15,756
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, offering and redemption price per share       $      12.51                    11.36                  10.67
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  35

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Six Months ended January 31, 2000 (Unaudited)

                                                                             KEMPER HORIZON FUND
                                                                ---------------------------------------------
                                                                20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $29,198,
$39,301, $11,288)                                                $   405,865         338,521         131,305
-------------------------------------------------------------------------------------------------------------
Interest                                                             884,062       1,889,758       1,501,303
-------------------------------------------------------------------------------------------------------------
Total Income                                                       1,289,927       2,228,279       1,632,608
-------------------------------------------------------------------------------------------------------------
Expenses:
Management fee                                                       377,568         391,205         217,591
-------------------------------------------------------------------------------------------------------------
Services to shareholders                                             399,080         268,268         152,767
-------------------------------------------------------------------------------------------------------------
Custodian fee                                                         18,989          17,565          10,174
-------------------------------------------------------------------------------------------------------------
Distribution services fee                                            254,781         238,544         110,372
-------------------------------------------------------------------------------------------------------------
Administrative services fee                                          155,262         161,297          89,038
-------------------------------------------------------------------------------------------------------------
Auditing                                                              14,519          17,107          14,797
-------------------------------------------------------------------------------------------------------------
Legal                                                                  3,633           2,576           1,676
-------------------------------------------------------------------------------------------------------------
Trustees' fee and expenses                                             6,973          10,107          11,125
-------------------------------------------------------------------------------------------------------------
Reports to shareholders                                               33,493          32,920          27,780
-------------------------------------------------------------------------------------------------------------
Registration fees                                                     16,182          19,472           9,648
-------------------------------------------------------------------------------------------------------------
Other                                                                 31,073          29,012          18,071
-------------------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                          1,311,553       1,188,073         663,039
-------------------------------------------------------------------------------------------------------------
Expense reductions                                                    (3,545)         (3,520)         (2,381)
-------------------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                           1,308,008       1,184,553         660,658
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     $   (18,081)      1,043,726         971,950
-------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                      5,047,319       4,757,501       1,541,037
-------------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                                 (897)          2,034            (865)
-------------------------------------------------------------------------------------------------------------
                                                                   5,046,422       4,759,535       1,540,172
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                     (7,903,592)     (7,101,290)     (2,873,011)
-------------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                               (8,630)         (5,720)         (1,286)
-------------------------------------------------------------------------------------------------------------
                                                                  (7,912,222)     (7,107,010)     (2,874,297)
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (2,865,800)     (2,347,475)     (1,334,125)
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                       $(2,883,881)     (1,303,749)       (362,175)
-------------------------------------------------------------------------------------------------------------

 36 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                KEMPER HORIZON FUND
                                 ----------------------------------------------------------------------------------
                                       20+ PORTFOLIO                10+ PORTFOLIO                5 PORTFOLIO
                                 --------------------------   -------------------------   -------------------------
                                  SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                    ENDED                        ENDED                       ENDED
                                 JANUARY 31,    YEAR ENDED    JANUARY 31,   YEAR ENDED    JANUARY 31,   YEAR ENDED
                                     2000        JULY 31,        2000        JULY 31,        2000        JULY 31,
                                 (UNAUDITED)       1999       (UNAUDITED)      1999       (UNAUDITED)      1999
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)   $    (18,081)      685,287     1,043,726     2,597,582       971,950     1,731,000
-------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
  investment transactions           5,046,422    10,446,670     4,759,535    11,571,093     1,540,172     2,875,625
-------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation
  (depreciation) on investment
  transactions during the
  period                           (7,912,222)   (5,321,656)   (7,107,010)   (7,380,071)   (2,874,297)   (1,915,364)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from
operations                         (2,883,881)    5,810,301    (1,303,749)    6,788,604      (362,175)    2,691,261
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income
  Class A                            (562,655)      (61,343)     (916,269)   (1,354,282)     (785,800)     (921,767)
-------------------------------------------------------------------------------------------------------------------
  Class B                            (119,357)         (290)     (428,182)     (560,174)     (319,939)     (654,100)
-------------------------------------------------------------------------------------------------------------------
  Class C                                (147)          (33)     (108,076)     (133,131)      (68,745)     (158,455)
-------------------------------------------------------------------------------------------------------------------
  Class I                             (17,946)      (12,381)       (2,420)       (3,850)       (3,115)       (6,678)
-------------------------------------------------------------------------------------------------------------------
  From net realized gains
  Class A                          (4,929,133)      (82,740)   (6,099,502)     (576,509)   (1,631,495)     (275,807)
-------------------------------------------------------------------------------------------------------------------
  Class B                          (4,487,649)      (83,107)   (4,315,787)     (438,833)     (839,414)     (242,310)
-------------------------------------------------------------------------------------------------------------------
  Class C                          (1,002,242)      (16,938)   (1,195,997)     (110,057)     (188,565)      (62,268)
-------------------------------------------------------------------------------------------------------------------
  Class I                             (72,549)       (1,474)      (14,271)       (1,333)       (5,773)       (1,615)
-------------------------------------------------------------------------------------------------------------------
Fund share transactions
  Proceeds from shares sold        22,077,714    59,206,981    14,606,366    59,656,876    28,124,177    36,506,924
-------------------------------------------------------------------------------------------------------------------
  Reinvestment of distributions    11,067,854       257,662    12,848,122     3,112,243     3,760,623     2,077,050
-------------------------------------------------------------------------------------------------------------------
  Cost of shares redeemed         (41,292,611)  (38,121,638)  (27,294,257)  (39,956,202)  (18,833,788)  (34,333,646)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets from Fund Share
transactions                       (8,147,043)   21,343,005       160,231    22,812,917    13,051,022     4,250,328
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS                            (22,222,602)   26,895,000   (14,224,022)   26,423,352     8,846,001     4,618,589
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of
period                            136,970,599   110,075,599   138,109,938   111,686,586    59,953,869    55,335,280
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD      $114,747,997   136,970,599   123,885,916   138,109,938    68,799,870    59,953,869
-------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS)                    $   (127,101)      591,000       239,639       651,000        17,567       223,000
-------------------------------------------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                          CLASS A
                                                                                               FROM
                                                                                             DECEMBER 29,
                                               SIX MONTHS ENDED     YEAR ENDED JULY, 31        1995
               KEMPER HORIZON                  JANUARY 31, 2000   ------------------------   TO JULY 31,
                20+ PORTFOLIO                  (UNAUDITED)         1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net assets value, beginning of period                $14.01        13.48    12.89     9.72       9.50
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                          .03(a)       .13(a)    .04     .12        .18  (
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              (.30)         .44     1.07     3.15        .04
-------------------------------------------------------------------------------------------------------------
Total from investment operations                       (.27)         .57     1.11     3.27        .22
-------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                (.13)        (.02)    (.04)    (.10)        --
-------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                      (1.14)        (.02)    (.48)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                                   (1.27)        (.04)    (.52)    (.10)        --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.47        14.01    13.48    12.89       9.72
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                      (2.13)**      4.21     9.04    33.90       2.32**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net Assets, end of period ($ thousands)             116,348       63,294   49,277   25,697      8,073
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
  (%)                                                  1.60*        1.90     2.00     1.69       1.54*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
  (%)                                                  1.60*        1.90     2.00     1.69       1.48*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .39*         .95      .49     1.08       1.51*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                   32*          72       44      130        122*
-------------------------------------------------------------------------------------------------------------

                                                                          CLASS B
                                                                                               FROM
                                                                                             DECEMBER 29,
                                               SIX MONTHS ENDED     YEAR ENDED JULY, 31        1995
               KEMPER HORIZON                  JANUARY 31, 2000   ------------------------   TO JULY 31,
                20+ PORTFOLIO                  (UNAUDITED)         1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net assets value, beginning of period               $13.72         13.28    12.79     9.65       9.50
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        (.03)(a)       .03(a)   (.03)    .03        .11  (
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             (.28)          .43     1.00     3.15        .04
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.31)          .46      .97     3.18        .15
-------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                               (.03)           --       --     (.04)        --
-------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                     (1.14)         (.02)    (.48)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.17)         (.02)    (.48)    (.04)        --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 12.24         13.72    13.28    12.79       9.65
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                     (2.53)**       3.55     7.98    33.01       1.58**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net Assets, end of period ($ thousands)             49,628        59,209   50,253   32,159      8,431
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
  (%)                                                 2.38*         2.61     2.79     2.47       2.32*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
  (%)                                                 2.37*         2.61     2.79     2.47       2.26*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.19)*         .24     (.30)     .30        .73*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  32*           72       44      130        122*
-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ---------------------------------------------------------
                                                                          CLASS C
                                                 ---------------------------------------------------------
                                                                                               FROM
                                                 SIX MONTHS ENDED    YEAR ENDED JULY 31,     DEC. 29, 1995
               KEMPER HORIZON                    JANUARY 31, 2000   ----------------------   TO JULY 31,
                20+ PORTFOLIO                    (UNAUDITED)         1999     1998    1997      1996
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net assets value, beginning of period               $13.70         13.29      12.80    9.67       9.50
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       (.04)(a)     (.01)(a)    (.05)     .04        .13(a)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (.30)         .44        1.02     3.13        .04
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.34)         .43         .97     3.17        .17
----------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                --           --           --    (.04)        --
----------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                    (1.14)        (.02)       (.48)      --         --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (1.14)        (.02)       (.48)    (.04)        --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.22        13.70       13.29    12.80       9.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                    (2.60)**      3.24        7.97    32.80       1.79**(B)
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)            11,338       13,156       9,310    3,948        798
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
                                                     2.59*        2.88        3.03     2.48       2.29*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
                                                     2.59*        2.88        3.03     2.48       2.23*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.62)*       (.03)       (.54)     .29        .76*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 32*          72          44      130        122*
----------------------------------------------------------------------------------------------------------

                                                 ---------------------------------------------------------
                                                                            CLASS I
                                                 ---------------------------------------------------------
                                                                                                 FROM
                                                 SIX MONTHS ENDED    YEAR ENDED JULY 31,      APRIL 6, 1996
               KEMPER HORIZON                    JANUARY 31, 2000   ----------------------    TO JULY 31,
                20+ PORTFOLIO                    (UNAUDITED)         1999    1998    1997        1996
PER SHARE OPERATING PERFORMANCE
Net assets value, beginning of period                 $14.16         13.62   12.96    9.73          10.03
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           .09(a)        .27(a)  .17     .19            .07
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               (.32)          .46    1.09    3.17           (.37)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                        (.23)          .73    1.26    3.36           (.30)
---------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                 (.28)         (.17)   (.12)   (.13)            --
---------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                       (1.14)         (.02)   (.48)     --             --
---------------------------------------------------------------------------------------------------------------
Total distributions                                    (1.42)         (.19)   (.60)   (.13)            --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.51         14.16   13.62   12.96           9.73
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                       (1.82)**       5.43   10.29   34.84          (2.99)**(B)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                  528         1,312   1,237     870            949
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
                                                         .85*          .84     .85    1.04            .79*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
                                                         .85*          .84     .85    1.04            .73*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               1.14*         2.01    1.64    1.73           2.32*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    32*           72      44     130            122*
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               --------------------------------------------------------------
                                                                          CLASS A
                                               --------------------------------------------------------------
                                                                                               FROM
                                                                                             DECEMBER 29,
                                               SIX MONTHS ENDED     YEAR ENDED JULY 31,        1995
               KEMPER HORIZON                  JANUARY 31, 2000   ------------------------   TO JULY 31,
                10+ PORTFOLIO                  (UNAUDITED)         1999     1998     1997      1996
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net assets value, beginning of period               $12.79         12.49    12.01     9.60       9.50
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                         .12(a)        .31(a)    .24     .25        .20 (a)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             (.21)          .35      .87     2.36       (.04)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.09)          .66     1.11     2.61        .16
-------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                               (.17)         (.25)    (.22)    (.20)      (.06)
-------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                       (1.13)         (.11)    (.41)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.30)         (.36)    (.63)    (.20)      (.06)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.40         12.79    12.49    12.01       9.60
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                      (.84)**       5.37     9.75    27.43       1.70**(B)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             65,980        72,534   58,101   27,475      9,338
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
                                                      1.35*         1.46     1.48     1.51       1.52*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
                                                      1.34*         1.46     1.48     1.51       1.48*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             1.97*         2.47     2.26     2.36       2.40*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  21*           64       37      126         87*
-------------------------------------------------------------------------------------------------------------

                                               --------------------------------------------------------------
                                                                          CLASS B
                                               --------------------------------------------------------------
                                                                                               FROM
                                                                                             DECEMBER 29,
                                               SIX MONTHS ENDED     YEAR ENDED JULY, 31        1995
               KEMPER HORIZON                  JANUARY 31, 2000   ------------------------   TO JULY 31,
                10+ PORTFOLIO                  (UNAUDITED)         1999     1998     1997      1996
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net assets value, beginning of period               $12.78         12.48    12.00     9.60       9.50
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                         .07(a)        .20(a)    .15     .16        .17 (a)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             (.22)          .35      .86     2.35       (.04)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.15)          .55     1.01     2.51        .13
-------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                               (.11)         (.14)    (.12)    (.11)      (.03)
-------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                       (1.13)         (.11)    (.41)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.24)         (.25)    (.53)    (.11)      (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.39         12.78    12.48    12.00       9.60
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                     (1.29)**       4.46     8.85    26.25       1.38**(B)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             46,071        59,209   42,522   29,602      8,622
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
                                                      2.20*         2.34     2.36     2.36       2.30*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
                                                      2.20*         2.34     2.36     2.36       2.26*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             1.11*         1.59     1.38     1.51       1.62*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  21*           64       37      126         87*
-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 --------------------------------------------------------------
                                                                            CLASS C
                                                 --------------------------------------------------------------
                                                                                                  FROM
                                                                                               DECEMBER 29,
                                                 SIX MONTHS ENDED     YEAR ENDED JULY, 31         1995
               KEMPER HORIZON                    JANUARY 31, 2000   -----------------------    TO JULY 31,
                10+ PORTFOLIO                    (UNAUDITED)         1999     1998    1997        1996
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net assets value, beginning of period                 $12.73         12.44    11.98    9.60          9.50
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           .06(a)        .18(a)    .14    .14           .17 (a)
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               (.21)          .35      .87    2.34          (.04)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                        (.15)          .53     1.01    2.48           .13
---------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                 (.10)         (.13)    (.14)   (.10)         (.03)
---------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                       (1.13)         (.11)    (.41)     --            --
---------------------------------------------------------------------------------------------------------------
Total distributions                                    (1.23)         (.24)    (.55)   (.10)         (.03)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.35         12.73    12.44   11.98          9.60
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                        (1.29)**       4.29     8.83   25.97          1.39**(B)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               12,602        14,034   10,697   5,921           850
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions(%)                                           2.33*         2.50     2.39    2.61          2.27*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)           2.33*         2.50     2.39    2.61          2.23*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)                 .98*         1.43     1.35    1.26          1.65*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover(%)                                     21*           64       37     126            87*
---------------------------------------------------------------------------------------------------------------

                                                 --------------------------------------------------------------
                                                                            CLASS I
                                                 --------------------------------------------------------------
                                                                                                 FROM
                                                 SIX MONTHS ENDED    YEAR ENDED JULY, 31      APRIL 8, 1996
               KEMPER HORIZON                    JANUARY 31, 2000   ----------------------    TO JULY 31,
                10+ PORTFOLIO                    (UNAUDITED)         1999    1998    1997        1996
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net assets value, beginning of period                 $12.76         12.46   11.97    9.57           9.83
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           .14(a)        .36(a)   .35    .26            .09(a)
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               (.22)          .36     .84    2.40           (.26)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                        (.08)          .72    1.19    2.66           (.17)
---------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                 (.19)         (.31)   (.29)   (.26)          (.09)
---------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                       (1.13)         (.11)   (.41)     --             --
---------------------------------------------------------------------------------------------------------------
Total distributions                                    (1.32)         (.42)   (.70)   (.26)          1.32
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.36         12.76   12.46   11.97           9.57
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                         (.75)**       5.86   10.47   28.09          (1.74)**(B)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               49,628           177     367     401            102
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions(%)                                           1.07*         1.07     .99    1.06            .77*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)           1.07*         1.07     .99    1.06            .73*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)                2.24*         3.10    2.75    2.81           3.21*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover(%)                                     21            64      37     126             87*
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ------------------------------------------------------------
                                                                        CLASS A
                                              ------------------------------------------------------------
                                                                                              FROM
                                                                                            DECEMBER 29,
                                              SIX MONTHS ENDED     YEAR ENDED JULY, 31        1995
               KEMPER HORIZON                 JANUARY 31, 2000   ------------------------   TO JULY 31,
                 5 PORTFOLIO                  (UNAUDITED)         1999     1998     1997      1996
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net assets value, beginning of period              $11.31         11.26    11.06     9.57        9.50
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        .17(a)        .38(a)    .35     .34         .25(a)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (.22)          .17      .47     1.45        (.07)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.05)          .55      .82     1.79         .18
----------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                              (.19)         (.38)    (.35)    (.30)       (.11)
----------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                     (.40)         (.12)    (.27)      --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.59)         (.50)    (.62)    (.30)       (.11)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.67         11.31    11.26    11.06        9.57
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                     (.42)**       4.94     7.74    19.02        1.84**(B)
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)            41,819        29,714   23,669   11,831       4,411
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.48*         1.54     1.64     1.51        1.53*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.48*         1.54     1.64     1.51        1.48*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.88*         3.34     3.28     3.30        3.20*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 26*           58       43      150          57
----------------------------------------------------------------------------------------------------------

                                              ------------------------------------------------------------
                                                                        CLASS B
                                              ------------------------------------------------------------
                                                                                              FROM
                                                                                            DECEMBER 29,
                                              SIX MONTHS ENDED     YEAR ENDED JULY, 31        1995
               KEMPER HORIZON                 JANUARY 31, 2000   ------------------------   TO JULY 31,
                 5 PORTFOLIO                  (UNAUDITED)         1999     1998     1997      1996
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net assets value, beginning of period              $11.31         11.28    11.06     9.57        9.50
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        .12(a)        .30(a)    .30     .27         .21(a)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (.21)          .16      .47     1.44        (.07)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.09)          .46      .77     1.71         .14
----------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                              (.15)         (.31)    (.28)    (.22)       (.07)
----------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                     (.40)         (.12)    (.27)      --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.55)         (.43)    (.55)    (.22)       (.07)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.67         11.31    11.28    11.06        9.57
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                     (.84)**       4.24     7.27    18.15        1.44**(B)
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)            21,893        24,454   23,669   15,632       5,705
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.20*         2.20     2.17     2.15        2.31*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.19*         2.20     2.17     2.15        2.26*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.17*         2.68     2.75     2.66        2.42*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 26*           58       43      150          57*
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 --------------------------------------------------------
                                                                         CLASS C
                                                 --------------------------------------------------------
                                                                                              FROM
                                                                                            DECEMBER 29,
                                                 SIX MONTHS ENDED    YEAR ENDED JULY, 31      1995
               KEMPER HORIZON                    JANUARY 31, 2000   ---------------------   TO JULY 31,
                 5 PORTFOLIO                     (UNAUDITED)        1999    1998    1997      1996
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net assets value, beginning of period                 $11.30        11.27   11.07    9.57        9.50
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           .11(a)       .28(a)   .28    .28         .21(a)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               (.21)         .18     .47    1.43        (.07)
---------------------------------------------------------------------------------------------------------
Total from investment operations                        (.10)         .46     .75    1.71         .14
---------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                 (.14)        (.31)   (.28)   (.21)       (.07)
---------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                        (.40)        (.12)   (.27)     --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                     (.54)        (.43)   (.55)   (.21)       (.07)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.66        11.30   11.27   11.07        9.57
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                        (.90)**      4.20    7.10   18.13        1.45**(B)
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                4,919        5,620   5,006   3,108         614
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         2.33*        2.39    2.18    2.16        2.28*
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          2.32*        2.39    2.18    2.16        2.23*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               2.04*        2.49    2.74    2.65        2.45*
---------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    26*          58      43     150          57*
---------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------------
                                                                           CLASS I
                                                 ------------------------------------------------------------
                                                                                                FROM
                                                 SIX MONTHS ENDED    YEAR ENDED JULY, 31     APRIL 8, 1996
               KEMPER HORIZON                    JANUARY 31, 2000   ---------------------    TO JULY 31,
                 5 PORTFOLIO                     (UNAUDITED)        1999    1998    1997        1996
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net assets value, beginning of period                 $11.31        11.28   11.06    9.58          9.69
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           .18(a)       .41(a)   .41    .32           .08(a)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               (.21)         .18     .47    1.49          (.11)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (.03)         .59     .88    1.81          (.03)
-------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                 (.21)        (.44)   (.39)   (.33)         (.08)
-------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                                        (.40)        (.12)   (.27)     --            --
-------------------------------------------------------------------------------------------------------------
Total distributions                                     (.61)        (.56)   (.66)   (.33)         (.08)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.67        11.31   11.28   11.06          9.58
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                        (.26)**      5.47    8.29   19.27          (.31)**(B)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                  527          165     211     128           101
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         1.18*        1.13    1.03    1.20           .78*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.18*        1.13    1.03    1.20           .73*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               3.18*        3.75    3.89    3.61          4.11*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    26*          58      43     150            57*
-------------------------------------------------------------------------------------------------------------

(a) Based on average shares outstanding

(b) Total return would have been lower had certain expenses not been reduced.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Horizon Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund consists of three investment portfolios
                             ("Portfolios") designed for investors with different investment objectives. The three
                             Portfolios are Kemper Horizon 20+, Kemper Horizon
                             10+ and Kemper Horizon 5. Each Portfolio offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance.
                             Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class specific arrangements.

                             Each Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made as follows: annually for Kemper Horizon 20+ , semiannually for Kemper Horizon 10+ and quarterly for Kemper Horizon
                             5. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends

NOTES TO FINANCIAL STATEMENTS

                             from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2
     PURCHASE AND
     SALES OF SECURITIES     For the six months ended January 31, 2000,
                             investment transactions (excluding short-term instruments) are as follows:

                                                                                     PURCHASES    PROCEEDS FROM SALES
                                                                                     ---------    -------------------
                                       Kemper Horizon 20+                           $20,476,414       $37,899,922
                                       Kemper Horizon 10+                            28,411,427        36,820,496
                                       Kemper Horizon 5                              28,597,006        18,303,550

--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. Each Portfolio has a
                             management agreement with Scudder Kemper
                             Investments, Inc. (Scudder Kemper). Under the management agreement each Portfolio pays a monthly investment management fee of 1/12 of the annual rate of .58% for the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. Management fees for the six months ended January 31, 2000 are as follows:

                                                                                     MANAGEMENT FEE   EFFECTIVE RATE
                                                                                     --------------   --------------
                                       Kemper Horizon 20+ Portfolio                     $377,568         58%
                                       Kemper Horizon 10+ Portfolio                      391,205         58%
                                       Kemper Horizon 5 Portfolio                        217,591         58%

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Each Portfolio has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of each Portfolio's Class A shares for the six months ended January 31, 2000 are as follows:

                                                                                                     COMMISSIONS
                                                                                                   RETAINED BY KDI
                                                                                                   ---------------
                                       Kemper Horizon 20+                                              $3,457
                                       Kemper Horizon 10+                                               3,649
                                       Kemper Horizon 5                                                   780

                             For services under the distribution services agreement, each Portfolio pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Portfolio. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC related to Class B and Class C shares for the six months ended January 31, 2000 are as follows:

                                                                                             DISTRIBUTIONS FEES AND
                                                                                              CDSC RECEIVED BY KDI
                                                                                             ----------------------
                                       Kemper Horizon 20+                                           $383,999
                                       Kemper Horizon 10+                                            310,409
                                       Kemper Horizon 5                                              149,552

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Portfolio has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Portfolio pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these

NOTES TO FINANCIAL STATEMENTS

                             services and pays these firms based on assets of portfolio accounts the firms service. Administrative services fees (ASF) paid for the year ended January 31, 2000 are as follows:

                                                                           ASF PAID BY
                                                                          THE PORTFOLIOS
                                                                              TO KDI
                                                                          --------------
                                       Kemper Horizon 20+                    $155,262
                                       Kemper Horizon 10+                     161,297
                                       Kemper Horizon 5                        89,038

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Portfolio's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of each Portfolio. Under the agreement, KSvC received shareholder services fees of $710,583 for the six months ended January 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Portfolios are also officers or directors of Scudder Kemper. During the six months ended January 31, 2000, each Portfolio made no payments to its officers and incurred trustees' fees of $28,205 to independent trustees.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the:

                              ------------------------------
                              KEMPER HORIZON 20+ PORTFOLIO
                              ------------------------------

                                                                    SIX MONTHS ENDED
                                                                    JANUARY 31, 2000                 YEAR ENDED JULY 31, 1999
                                                              ----------------------------         ----------------------------
                                                                SHARES           AMOUNT              SHARES           AMOUNT
                                       ----------------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------------
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------------
                                        Class A                  856,470      $ 11,662,606          2,111,088      $ 27,982,001
                                       ----------------------------------------------------------------------------------------
                                        Class B                  503,409         6,677,635          1,684,762        21,882,000
                                       ----------------------------------------------------------------------------------------
                                        Class C                  200,014         2,658,198            622,646         8,127,981
                                       ----------------------------------------------------------------------------------------
                                        Class I                    8,712           119,963             49,274           665,999
                                       ========================================================================================
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ----------------------------------------------------------------------------------------
                                        Class A                  428,647         5,465,253             10,873           143,808
                                       ----------------------------------------------------------------------------------------
                                        Class B                  361,544         4,530,143              6,366            82,999
                                       ----------------------------------------------------------------------------------------
                                        Class C                   78,432           981,966              1,287            16,999
                                       ----------------------------------------------------------------------------------------
                                        Class I                    7,081            90,492              1,041            13,856
                                       ========================================================================================
                                        SHARES REDEEMED
                                       ----------------------------------------------------------------------------------------
                                        Class A               (1,559,550)      (20,877,339)        (1,301,872)      (17,386,043)
                                       ----------------------------------------------------------------------------------------
                                        Class B               (1,083,072)      (14,280,578)        (1,117,897)      (14,744,980)
                                       ----------------------------------------------------------------------------------------
                                        Class C                 (322,721)       (4,281,598)          (362,964)       (4,813,904)
                                       ----------------------------------------------------------------------------------------
                                        Class I                  (66,218)         (893,784)           (48,385)         (627,711)
                                       ========================================================================================
                                        CONVERSION OF SHARES
                                       ----------------------------------------------------------------------------------------
                                        Class A                   73,329           959,312             42,000           549,000
                                       ----------------------------------------------------------------------------------------
                                        Class B                  (74,718)         (959,312)           (42,000)         (549,000)
                                       ----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $ (8,147,043)                        $ 21,343,005
                                       ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
                              ------------------------------
                              KEMPER HORIZON 10+ PORTFOLIO
                              ------------------------------

                                                     SIX MONTHS ENDED                        YEAR ENDED
                                                     JANUARY 31, 2000                      JULY 31, 1999
                                               ----------------------------         ----------------------------
                                                 SHARES           AMOUNT              SHARES           AMOUNT
                        ----------------------------------------------------------------------------------------
                        ----------------------------------------------------------------------------------------
                        SHARES SOLD
                        ----------------------------------------------------------------------------------------
                         Class A                  600,906      $  7,762,101          2,362,014      $ 29,026,233
                        ----------------------------------------------------------------------------------------
                         Class B                  370,099         4,593,706          1,808,670        22,330,212
                        ----------------------------------------------------------------------------------------
                         Class C                  156,782         1,946,616            516,658         6,352,199
                        ----------------------------------------------------------------------------------------
                         Class I                    1,032            12,354              2,306            29,139
                        ========================================================================================
                         SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                        ----------------------------------------------------------------------------------------
                         Class A                  599,270         6,929,544            152,372         1,904,521
                        ----------------------------------------------------------------------------------------
                         Class B                  400,550         4,630,412             77,459           967,216
                        ----------------------------------------------------------------------------------------
                         Class C                  110,365         1,271,478             18,913           235,316
                        ----------------------------------------------------------------------------------------
                         Class I                    1,447            16,688                415             5,190
                        ========================================================================================
                         SHARES REDEEMED
                        ----------------------------------------------------------------------------------------
                         Class A               (1,195,225)      (14,764,294)        (1,650,630)      (20,380,374)
                        ----------------------------------------------------------------------------------------
                         Class B                 (706,373)       (8,965,820)        (1,118,561)      (13,815,449)
                        ----------------------------------------------------------------------------------------
                         Class C                 (265,640)       (3,251,317)          (293,156)       (3,622,685)
                        ----------------------------------------------------------------------------------------
                         Class I                   (1,683)          (21,237)           (18,325)         (218,601)
                        ========================================================================================
                         CONVERSION OF SHARES
                        ----------------------------------------------------------------------------------------
                         Class A                   23,003           291,589            156,116         1,919,093
                        ----------------------------------------------------------------------------------------
                         Class B                  (23,049)         (291,589)          (156,383)       (1,919,093)
                        ----------------------------------------------------------------------------------------
                         NET INCREASE FROM
                         CAPITAL SHARE TRANSACTIONS            $    160,231                         $ 22,812,917
                        ----------------------------------------------------------------------------------------

                              ------------------------------
                              KEMPER HORIZON 5 PORTFOLIO
                              ------------------------------

                                                     SIX MONTHS ENDED                        YEAR ENDED
                                                     JANUARY 31, 2000                      JULY 31, 1999
                                               ----------------------------         ----------------------------
                                                 SHARES           AMOUNT              SHARES           AMOUNT
                        ----------------------------------------------------------------------------------------
                        ----------------------------------------------------------------------------------------
                        SHARES SOLD
                        ----------------------------------------------------------------------------------------
                         Class A                2,231,234      $ 25,292,490          1,796,248      $ 20,111,128
                        ----------------------------------------------------------------------------------------
                         Class B                  179,184         1,995,655          1,165,296        12,908,923
                        ----------------------------------------------------------------------------------------
                         Class C                   57,894           645,675            247,711         2,751,051
                        ----------------------------------------------------------------------------------------
                         Class I                      953            10,469              1,752            19,822
                        ========================================================================================
                         SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                        ----------------------------------------------------------------------------------------
                         Class A                  220,456         2,390,603             88,347           981,698
                        ----------------------------------------------------------------------------------------
                         Class B                  102,102         1,106,645             78,637           871,320
                        ----------------------------------------------------------------------------------------
                         Class C                   23,502           254,490             19,471           215,740
                        ----------------------------------------------------------------------------------------
                         Class I                      820             8,885                750             8,292
                        ========================================================================================
                         SHARES REDEEMED
                        ----------------------------------------------------------------------------------------
                         Class A               (1,192,956)      (13,206,359)        (1,671,440)      (18,685,905)
                        ----------------------------------------------------------------------------------------
                         Class B                 (359,214)       (4,141,900)        (1,117,396)      (12,454,868)
                        ----------------------------------------------------------------------------------------
                         Class C                 (117,239)       (1,299,328)          (214,067)       (2,403,281)
                        ----------------------------------------------------------------------------------------
                         Class I                     (563)           (6,303)            (6,668)          (73,592)
                        ========================================================================================
                         CONVERSION OF SHARES
                        ----------------------------------------------------------------------------------------
                         Class A                   16,095           179,888             65,000           716,000
                        ----------------------------------------------------------------------------------------
                         Class B                  (16,093)         (179,888)           (65,000)         (716,000)
                        ----------------------------------------------------------------------------------------
                         NET INCREASE FROM
                         CAPITAL SHARE TRANSACTIONS            $ 13,051,022                         $  4,250,328
                        ----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            Each Portfolio has entered into arrangements with
                             its custodian whereby credits realized as a result
                             of uninvested cash balances were used to reduce a
                             portion of the Portfolio's expenses. During the
                             period, the Portfolio's custodian and transfer
                             agent fees were reduced by:

                                                                     CUSTODIAN    TRANSFER AGENT
                                                                     ---------    --------------
                                       Kemper Horizon 20+              $179           $3,366
                                       Kemper Horizon 10+                33            3,487
                                       Kemper Horizon 5                  85            2,296

--------------------------------------------------------------------------------

6
     LINE OF
     CREDIT Each Portfolio and several Kemper funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

JAMES R. EDGAR                    PHILIP J. COLLORA                 CAROLINE PEARSON
Vice President                    Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             KATHRYN L. QUIRK
Vice President                    Vice President

FRED B. RENWICK                   LINDA J. WONDRACK
Trustee                           Vice President

JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


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